Exhibit 99.1

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2017

THIRD QUARTER 2017

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7-8
Consolidated Balance Sheets	9
Consolidated Income Statements	10
Funds From Operations	11
Funds Available for Distribution	12
Interest Coverage Ratios	13
Capital Structure	14
Debt Analysis	15-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Reconciliation of Net Income Attributable to Boston Properties, Inc. Common Shareholders to Same Property Performance	21-22
Same Property Net Operating Income by Reportable Segment	23
Residential and Hotel Performance	24
Capital Expenditures, Tenant Improvements and Leasing Commissions	25
Portfolio Overview	26
In-Service Property Listing	27-29
Occupancy by Location	30
Top 20 Tenants and Tenant Diversification	31
Aggregate Lease Expiration Roll Out	32
Boston Lease Expiration Roll Out	33-34
New York Lease Expiration Roll Out	35-36
San Francisco and Los Angeles Lease Expiration Roll Out	37-38
Washington, DC Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Leasing Activity	43
Acquisitions/Dispositions	44
Value Creation Pipeline—Construction in Progress	45
Value Creation Pipeline—Land Parcels and Purchase Options	46
Definitions	47-48

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photos: Rendering of the completed renovation at 399 Park Avenue, New York, NY)

THIRD QUARTER 2017

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties,” “BXP” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of Class A office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. Boston Properties is a fully integrated real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of primarily Class A office space totaling 49.8 million square feet and consisting of 166 office properties (including seven properties under construction/redevelopment), five retail properties, five residential properties (including three properties under construction) and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 36 individuals averages 30 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on select targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities—currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full-service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	taking on complex, technically challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and employer of choice for talented real estate professionals.

Snapshot

(as of September 30, 2017)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Los Angeles, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	177
Total Square Feet (includes unconsolidated joint ventures)	49.8 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (“MYLTIP”) Units) on an as-converted basis (1)	172.0 million
Dividend—Quarter/Annualized	$0.75/$3.00
Dividend Yield	2.44%
Consolidated Market Capitalization	$31.6 billion
BXP’s Share of Market Capitalization (2)	$30.9 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	For additional detail, see page 14.
(2)	For the Company’s definition of BXP’s Share of Market Capitalization and related disclosures, see page 47. For a reconciliation of Consolidated Market Capitalization to BXP’s Share of Market Capitalization, see page 14.

THIRD QUARTER 2017

INVESTOR INFORMATION

Board of Directors		Management
Joel I. Klein	Dr. Jacob A. Frenkel	Raymond A. Ritchey	John F. Powers
Lead Independent Director	Director, Chair of Nominating & Corporate Governance Committee	Senior Executive Vice President	Executive Vice President, New York Region

Owen D. Thomas	Matthew J. Lustig	Michael E. LaBelle	Frank D. Burt
Chief Executive Officer and Director	Director	Executive Vice President, Chief Financial Officer and Treasurer	Senior Vice President, General Counsel

Douglas T. Linde	Alan J. Patricof	Peter D. Johnston	Michael R. Walsh
President and Director	Director	Executive Vice President, Washington, DC Region	Senior Vice President, Chief Accounting Officer

Bruce W. Duncan	Martin Turchin	Bryan J. Koop
Director	Director	Executive Vice President,
Boston Region

Karen E. Dykstra	David A. Twardock	Robert E. Pester
Director	Director, Chair of Audit Committee	Executive Vice President, San Francisco Region

Carol B. Einiger
Director, Chair of Compensation Committee

Chairman Emeritus
Mortimer B. Zuckerman

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900	BXP	Boston Properties, Inc. 800 Boylston Street, Suite 1900	Inquiries should be directed to Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	and Treasurer
(f) 617.236.3311		(f) 617.236.3311	at 617.236.3352 or
		www.bostonproperties.com	mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016
High Closing Price	$124.95	$136.87	$139.88	$133.39	$143.61
Low Closing Price	$117.70	$120.27	$127.00	$114.07	$130.03
Average Closing Price	$121.10	$126.45	$132.59	$124.31	$138.78
Closing Price, at the end of the quarter	$122.88	$123.02	$132.41	$125.78	$136.29
Dividends per share	$0.75	$0.75	$0.75	$0.75	$0.65
Closing dividend yield—annualized	2.44%	2.44%	2.27%	2.39%	1.91%
Closing common shares outstanding, plus common units and LTIP units (other than unearned MYLTIP Units) on an as-converted basis (thousands) (1)	171,951	171,949	171,938	171,774	171,775
Closing market value of outstanding shares and units (thousands)	$21,329,339	$21,353,166	$22,966,310	$21,805,734	$23,611,215

(1) For additional detail, see page 14.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

Fourth Quarter, 2017	Tentatively January 30, 2018
First Quarter, 2018	Tentatively April 24, 2018
Second Quarter, 2018	Tentatively July 31, 2018
Third Quarter, 2018	Tentatively October 30, 2018

THIRD QUARTER 2017

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Jacob Kilstein	Anthony Paolone	Andrew Mollay	Stephen Boyd
Argus Research Company	J.P. Morgan Securities	Bank of America Merrill Lynch	Fitch Ratings
646.747.5447	212.622.6682	646.855.6435	212.908.9153

Jeffrey Spector / Jamie Feldman	Craig Mailman / Jordan Sadler	Peter Troisi	Ranjini Venkatesan
Bank of America Merrill Lynch	KeyBanc Capital Markets	Barclays	Moody’s Investors Service
646.855.1363 / 646.855.5808	917.368.2316 / 917.368.2280	212.412.3695	212.553.3828

Ross Smotrich	Richard Anderson	Mark Streeter	Anita Ogbara
Barclays Capital	Mizuho Securities	J.P. Morgan Securities	Standard & Poor’s
212.526.2306	212.205.8445	212.834.5086	212.438.5077

John Kim	Vikram Malhotra	Thierry Perrein / Jason Jones
BMO Capital	Morgan Stanley	Wells Fargo
212.885.4115	212.761.7064	704.715.8455 / 704.715.7932

Tom Catherwood	Brad Schwer
BTIG	Morningstar
212.593.7510	312.244.7061

Michael Bilerman / Emmanuel Korchman	Mike Carroll
Citigroup Global Markets	RBC Capital Markets
212.816.1383 / 212.816.1382	440.715.2649

Barry Oxford	David Rodgers / Richard Schiller
D.A. Davidson & Co.	RW Baird
212.240.9871	216.737.7341 / 312.609.5485

Vincent Chao / Mike Husseini	Alexander Goldfarb / Daniel Santos
Deutsche Bank Securities	Sandler O’Neill & Partners
212.250.6799 / 212.250.7703	212.466.7937 / 212.466.7927
Steve Sakwa / Robert Simone	John Guinee / Aaren Wolf
Evercore ISI	Stifel, Nicolaus & Company
212.446.9462 / 212.446.9459	443.224.1307 / 443.224.1206

Jed Reagan	Michael Lewis
Green Street Advisors	SunTrust Robinson Humphrey
949.640.8780	212.319.5659

Andrew Rosivach	Nick Yulico
Goldman Sachs	UBS Securities
212.902.2796	212.713.3402

Jonathan Petersen / Omotayo Okusanya	Blaine Heck
Jefferies & Co.	Wells Fargo Securities
212.284.1705 / 212.336.7076	443.263.6529

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

THIRD QUARTER 2017

GUIDANCE

The Company’s guidance for the full year 2017 and full year 2018 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (“EPS”) and diluted funds from operations (“FFO”) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below. Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on November 1, 2017 and otherwise referenced during the Company’s conference call scheduled for November 2, 2017. The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 48. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Full Year 2017			Full Year 2018
	Low		High	Low		High
Projected EPS (diluted)	$2.80	—	$2.81	$2.65	—	$2.81
Add:
Projected Company share of real estate depreciation and amortization	3.48	—	3.48	3.55	—	3.55
Less:
Projected Company share of gains on sales of real estate	0.04	—	0.04	—	—	—

Projected FFO per share (diluted)	$6.24	—	$6.25	$6.20	—	$6.36

ASSUMPTIONS

(dollars in thousands)

	Full Year 2017			Full Year 2018
	Low		High	Low		High
Operating property activity:
Average In-service portfolio occupancy	90.0%	—	91.0%	90.0%	—	92.0%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	2.00%	—	3.00%	0.50%	—	2.50%
Increase in BXP’s Share of Same Property net operating income—cash (excluding termination income)	1.00%	—	3.00%	0.50%	—	2.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year	$17,000	—	$20,000	$40,000	—	$50,000
BXP’s Share of Straight-line rent and fair value lease revenue (non-cash revenue)	$75,000	—	$85,000	$45,000	—	$75,000
Hotel net operating income	$13,000	—	$15,000	$13,000	—	$15,000
Termination income	$23,000	—	$25,000	$4,000	—	$8,000
Other income (expense):
Development and management services income	$32,000	—	$34,000	$29,000	—	$34,000
General and administrative expense	$(115,000)	—	$(110,000)	$(120,000)	—	$(115,000)
Net interest expense	$(360,000)	—	$(355,000)	$(390,000)	—	$(375,000)
Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(130,000)	—	$(120,000)	$(140,000)	—	$(127,000)

THIRD QUARTER 2017

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are shown on pages 11-13. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	Three Months Ended
	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Net income attributable to Boston Properties, Inc. common shareholders	$117,337	$133,709	$97,083	$147,214	$76,753
Net income attributable to Boston Properties, Inc. per share—basic	$0.76	$0.87	$0.63	$0.96	$0.50
Net income attributable to Boston Properties, Inc. per share—diluted	$0.76	$0.87	$0.63	$0.96	$0.50
FFO attributable to Boston Properties, Inc. (1)	$243,015	$257,881	$228,383	$236,898	$219,564
Diluted FFO per share (1)	$1.57	$1.67	$1.48	$1.54	$1.42
Dividends per common share	$0.75	$0.75	$0.75	$0.75	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (1) (2)	$193,686	$172,723	$178,002	$151,183	$149,725
Ratios:
Interest Coverage Ratio (excluding capitalized interest) (3)	4.25	4.28	3.88	3.86	3.49
Interest Coverage Ratio (including capitalized interest) (3)	3.54	3.67	3.40	3.46	3.17
FFO Payout Ratio (2)	47.77%	44.91%	50.68%	48.70%	45.77%
FAD Payout Ratio (2)	66.63%	74.72%	72.49%	85.28%	74.63%
Selected Items (4):
Revenue	$657,712	$656,907	$632,228	$636,061	$625,228
Partners’ share of revenue from consolidated joint ventures	(72,598)	(73,027)	(70,178)	(69,766)	(69,391)
BXP’s share of revenue from unconsolidated joint ventures	26,047	26,174	25,650	24,828	25,271

BXP’s Share of revenue	$611,161	$610,054	$587,700	$591,123	$581,108
Straight-line rent	$16,105	$3,060	$12,023	$14,711	$11,107
Partners’ share of straight-line rent from consolidated joint ventures	(1,960)	3,326	(590)	(1,103)	(707)
BXP’s share of straight-line rent from unconsolidated joint ventures	2,691	2,435	3,563	3,696	3,285

BXP’s Share of straight-line rent	$16,836	$8,821	$14,996	$17,304	$13,685
Fair value lease revenue (5)	$5,781	$5,464	$5,390	$6,840	$6,547
Partners’ share of fair value lease revenue from consolidated joint ventures (5)	(1,721)	(1,580)	(1,575)	(2,194)	(2,084)
BXP’s share of fair value lease revenue from unconsolidated joint ventures (5)	415	492	493	494	511

BXP’s Share of fair value lease revenue	$4,475	$4,376	$4,308	$5,140	$4,974
Lease termination fees	$4,783	$13,601	$3,918	$504	$(170)
Partners’ share of lease termination fees from consolidated joint ventures	(1,233)	(2,506)	(1,310)	(31)	421
BXP’s share of termination income from unconsolidated joint ventures	28	404	316	13	8

BXP’s Share of termination income	$3,578	$11,499	$2,924	$486	$259
Fair value interest adjustment and hedge amortization	$(1,606)	$7,319	$10,323	$10,145	$10,378
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	144	(3,464)	(4,627)	(4,598)	(4,569)
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—

BXP’s Share of fair value interest adjustment and hedge amortization	$(1,462)	$3,855	$5,696	$5,547	$5,809
Ground rent expense (6)	$3,702	$3,462	$3,459	$3,460	$3,471
Gains (losses) from early extinguishments of debt	$—	$14,354	$—	$—	$(371)
Capitalized interest	$16,658	$14,283	$12,345	$10,281	$9,788
Capitalized wages	$4,710	$4,930	$3,947	$5,376	$4,155
Operating margins [(rental revenue—rental expense)/rental revenue]	62.6%	63.8%	63.1%	63.6%	62.3%
Income from unconsolidated joint ventures	$843	$3,108	$3,084	$2,585	$1,464
BXP’s share of FFO from unconsolidated joint ventures	$10,125 (7)	$12,737	$12,125	$11,277	$10,592
Net income attributable to noncontrolling interests in property partnerships	$14,340	$15,203	$4,424	$(2,121)	$(17,225)
FFO attributable to noncontrolling interests in property partnerships	$32,892 (8)	$34,530	$25,839	$25,135	$23,682

(1)	For the Company’s definitions and related disclosures, see pages 47-48.
(2)	FFO Payout Ratio equals dividends per common share (excluding any special dividends) divided by Diluted FFO per share. For a quantitative reconciliation of FFO, see page 11. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD. For a quantitative reconciliation of FAD, see page 12.
(3)	For a quantitative reconciliation and related disclosures, see page 13.
(4)	Partners’ share and BXP’s share of line items below are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(6)	Includes non-cash straight-line adjustments to ground rent expense. See page 13 for the straight-line adjustments to the ground rent expense.
(7)	For additional detail, see page 18.
(8)	For additional detail, see page 20.

THIRD QUARTER 2017

FINANCIAL HIGHLIGHTS (continued)

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	30-Sep-17		30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$28,112		$30,810	$33,923	$37,079	$40,346
Below-market rents (included within Other Liabilities)	$107,127		$115,869	$123,545	$132,495	$142,595
Accrued rental income liability (included within Other Liabilities)	$32,490		$34,600	$38,468	$31,829	$32,545
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$44,307		$43,753	$43,356	$42,717	$41,718
Investments in unconsolidated joint ventures with deficit balances (included within Other Liabilities) (1)	$22,863		$20,605	$21,610	$22,087	$22,776
Outside members’ notes payable	$—		$—	$180,000	$180,000	$180,000
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$—		$—	$162,936	$153,758	$144,825
Capitalization:
Common Stock Price @ Quarter End	$122.88		$123.02	$132.41	$125.78	$136.29
Equity Value @ Quarter End	$21,329,339		$21,353,166	$22,966,310	$21,805,734	$23,611,215
Consolidated Debt	$10,234,634		$10,236,639	$9,886,845	$9,796,133	$9,808,922
Add:
BXP’s share of Unconsolidated Joint Venture Debt (2)	591,622		317,724	317,719	318,193	350,225
Less:
Partners’ share of Consolidated Debt (3)	1,210,389		1,211,485	1,138,446	1,144,473	1,150,462

BXP’s Share of Debt (4)(5)	$9,615,867		$9,342,878	$9,066,118	$8,969,853	$9,008,685

Consolidated Market Capitalization	$31,563,973		$31,589,805	$32,853,155	$31,601,867	$33,420,137
Consolidated Debt/Consolidated Market Capitalization	32.43%		32.40%	30.09%	31.00%	29.35%
BXP’s Share of Market Capitalization (4)(5)	$30,945,206	(6)	$30,696,044	$32,032,428	$30,775,587	$32,619,900
BXP’s Share of Debt/BXP’s Share of Market Capitalization (4)(5)	31.07	%(6)	30.44%	28.30%	29.15%	27.62%

(1)	For additional detail, see page 17.
(2)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(3)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(4)	For the Company’s definitions, see pages 47-48.
(5)	BXP’s Share of a line item is based upon the Company’s percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(6)	For additional detail, see page 14.

THIRD QUARTER 2017

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
ASSETS
Real estate	$19,260,022	$19,015,077	$18,931,136	$18,862,648	$18,704,856
Construction in progress (1)	1,386,638	1,348,838	1,211,324	1,037,959	954,013
Land held for future development (2)	212,585	250,451	249,800	246,656	243,887
Less accumulated depreciation	(4,484,798)	(4,379,446)	(4,302,283)	(4,222,235)	(4,113,553)

Total real estate	16,374,447	16,234,920	16,089,977	15,925,028	15,789,203
Cash and cash equivalents	493,055	492,435	302,939	356,914	419,323
Cash held in escrows	83,779	47,345	51,244	63,174	63,980
Investments in securities	27,981	26,781	25,817	23,814	23,022
Tenant and other receivables, net	79,750	88,687	73,012	92,548	76,258
Accrued rental income, net	835,415	820,022	812,124	799,138	785,569
Deferred charges, net	657,474	658,219	666,677	686,163	680,192
Prepaid expenses and other assets	144,817	93,985	150,905	129,666	176,693
Investments in unconsolidated joint ventures	611,800	819,368	793,932	775,198	775,659

Total assets	$19,308,518	$19,281,762	$18,966,627	$18,851,643	$18,789,899

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,982,067	$2,986,283	$2,046,959	$2,063,087	$2,077,707
Unsecured senior notes, net	7,252,567	7,250,356	7,248,152	7,245,953	7,243,767
Unsecured line of credit	—	—	105,000	—	—
Unsecured term loan	—	—	—	—	—
Mezzanine notes payable	—	—	306,734	307,093	307,448
Outside members’ notes payable	—	—	180,000	180,000	180,000
Accounts payable and accrued expenses	325,440	303,559	313,723	298,524	312,979
Dividends and distributions payable	130,434	130,432	130,418	130,308	113,038
Accrued interest payable	99,100	85,172	266,714	243,933	234,628
Other liabilities	419,215	452,608	446,489	450,821	461,079

Total liabilities	11,208,823	11,208,410	11,044,189	10,919,719	10,930,646

Commitments and contingencies	—	—	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,322,266, 154,307,529, 153,849,231, 153,790,175 and 153,773,012 outstanding, respectively	1,543	1,543	1,538	1,538	1,538
Additional paid-in capital	6,370,932	6,363,034	6,339,970	6,333,424	6,326,580
Dividends in excess of earnings	(692,739)	(694,320)	(712,270)	(693,694)	(725,522)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(51,796)	(53,161)	(50,983)	(52,251)	(73,943)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,825,218	5,814,374	5,775,533	5,786,295	5,725,931
Noncontrolling interests:
Common units of the Operating Partnership	605,802	604,997	617,252	614,982	608,280
Property partnerships	1,668,675	1,653,981	1,529,653	1,530,647	1,525,042

Total equity	8,099,695	8,073,352	7,922,438	7,931,924	7,859,253

Total liabilities and equity	$19,308,518	$19,281,762	$18,966,627	$18,851,643	$18,789,899

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	Includes land held for future development and pre-development costs.

THIRD QUARTER 2017

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Revenue
Rental
Base rent	$513,269	$520,542	$503,562	$498,941	$489,312
Recoveries from tenants	94,476	89,163	89,164	91,123	92,560
Parking and other	26,092	26,462	25,610	25,334	24,638

Total rental revenue	633,837	636,167	618,336	615,398	606,510
Hotel revenue	13,064	13,375	7,420	10,965	12,354
Development and management services	10,811	7,365	6,472	9,698	6,364

Total revenue	657,712	656,907	632,228	636,061	625,228

Expenses
Operating	120,274	116,415	116,415	113,669	117,728
Real estate taxes	115,040	109,509	109,435	108,556	109,480
Demolition costs	2,027	4,530	2,437	1,873	1,352
Hotel operating	8,447	8,404	7,091	7,736	8,118
General and administrative (1)	25,792	27,141	31,386	25,293	25,165
Transaction costs	239	299	34	1,200	249
Impairment loss	—	—	—	—	1,783
Depreciation and amortization	152,164	151,919	159,205	178,032	203,748

Total expenses	423,983	418,217	426,003	436,359	467,623

Operating income	233,729	238,690	206,225	199,702	157,605
Other income (expense)
Income from unconsolidated joint ventures	843	3,108	3,084	2,585	1,464
Gain on sale of investment in unconsolidated joint venture	—	—	—	59,370	—
Interest and other income	1,329	1,504	614	573	3,628
Gains from investments in securities (1)	944	730	1,042	560	976
Interest expense (2)	(92,032)	(95,143)	(95,534)	(97,896)	(104,641)
Gains (losses) from early extinguishments of debt	—	14,354	—	—	(371)
Losses from interest rate contracts	—	—	—	—	(140)

Income before gains on sales of real estate	144,813	163,243	115,431	164,894	58,521
Gains on sales of real estate	2,891	3,767	133	—	12,983

Net income	147,704	167,010	115,564	164,894	71,504
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(14,340)	(15,203)	(4,424)	2,121	17,225
Noncontrolling interest—common units of the Operating Partnership (3)	(13,402)	(15,473)	(11,432)	(17,097)	(9,387)

Net income attributable to Boston Properties, Inc.	119,962	136,334	99,708	149,918	79,342
Preferred dividends	(2,625)	(2,625)	(2,625)	(2,704)	(2,589)

Net income attributable to Boston Properties, Inc. common shareholders	$117,337	$133,709	$97,083	$147,214	$76,753

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share—basic	$0.76	$0.87	$0.63	$0.96	$0.50

Net income attributable to Boston Properties, Inc. per share—diluted	$0.76	$0.87	$0.63	$0.96	$0.50

(1)	General and administrative expense includes $(944), $(730), $(1,042), $(560) and $(976) and gains from investments in securities include $944, $730, $1,042, $560 and $976 for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, interest expense includes $7,078, $9,178, $8,933 and $8,694, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation. For further information, reference the Company’s second quarter earnings press release.
(3)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.10%, 10.19%, 10.33%, 10.25% and 10.28% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

THIRD QUARTER 2017

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Net income attributable to Boston Properties, Inc. common shareholders	$117,337	$133,709	$97,083	$147,214	$76,753
Add:
Preferred dividends	2,625	2,625	2,625	2,704	2,589
Noncontrolling interest—common units of the Operating Partnership	13,402	15,473	11,432	17,097	9,387
Noncontrolling interests in property partnerships	14,340	15,203	4,424	(2,121)	(17,225)
Less:
Gains on sales of real estate	2,891	3,767	133	—	12,983

Income before gains on sales of real estate	144,813	163,243	115,431	164,894	58,521
Add:
Depreciation and amortization	152,164	151,919	159,205	178,032	203,748
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,552)	(19,327)	(21,415)	(27,256)	(40,907)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,282	9,629	9,041	8,692	9,128
Corporate-related depreciation and amortization	(434)	(486)	(525)	(449)	(393)
Less:
Gain on sale of investment in unconsolidated joint venture	—	—	—	59,370	—
Noncontrolling interests in property partnerships	14,340	15,203	4,424	(2,121)	(17,225)
Preferred dividends	2,625	2,625	2,625	2,704	2,589

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	270,308	287,150	254,688	263,960	244,733
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of FFO	27,293	29,269	26,305	27,062	25,169

FFO attributable to Boston Properties, Inc. common shareholders	$243,015	$257,881	$228,383	$236,898	$219,564

Boston Properties, Inc.’s percentage share of Basic FFO	89.90%	89.81%	89.67%	89.75%	89.72%

Basic FFO per share	$1.57	$1.67	$1.48	$1.54	$1.43

Weighted average shares outstanding—basic	154,355	154,177	153,860	153,814	153,754

Diluted FFO per share	$1.57	$1.67	$1.48	$1.54	$1.42

Weighted average shares outstanding—diluted	154,483	154,331	154,214	153,991	154,136

Reconciliation to Diluted FFO:
Basic FFO	$270,308	$287,150	$254,688	$263,960	$244,733
Add:
Effect of dilutive securities—stock-based compensation	—	—	—	—	—

Diluted FFO	270,308	287,150	254,688	263,960	244,733
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted FFO	27,272	29,243	26,251	27,034	25,113

Boston Properties, Inc.’s share of Diluted FFO	$243,036	$257,907	$228,437	$236,926	$219,620

Reconciliation of Shares/Units for Diluted FFO:
Shares/units for Basic FFO	171,691	171,675	171,581	171,385	171,379
Add:
Effect of dilutive securities—stock-based compensation (shares/units)	128	154	354	177	382

Shares/units for Diluted FFO	171,819	171,829	171,935	171,562	171,761
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,336	17,498	17,721	17,571	17,625

Boston Properties, Inc.’s share of shares/units for Diluted FFO	154,483	154,331	154,214	153,991	154,136

Boston Properties, Inc.’s percentage share of Diluted FFO	89.91%	89.82%	89.69%	89.76%	89.74%

THIRD QUARTER 2017

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Net income attributable to Boston Properties, Inc. common shareholders	$117,337	$133,709	$97,083	$147,214	$76,753
Add:
Preferred dividends	2,625	2,625	2,625	2,704	2,589
Noncontrolling interest—common units of the Operating Partnership	13,402	15,473	11,432	17,097	9,387
Noncontrolling interests in property partnerships	14,340	15,203	4,424	(2,121)	(17,225)
Less:
Gains on sales of real estate	2,891	3,767	133	—	12,983

Income before gains on sales of real estate	144,813	163,243	115,431	164,894	58,521
Add:
Depreciation and amortization	152,164	151,919	159,205	178,032	203,748
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,552)	(19,327)	(21,415)	(27,256)	(40,907)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,282	9,629	9,041	8,692	9,128
Corporate-related depreciation and amortization	(434)	(486)	(525)	(449)	(393)
Less:
Gain on sale of investment in unconsolidated joint venture	—	—	—	59,370	—
Noncontrolling interests in property partnerships	14,340	15,203	4,424	(2,121)	(17,225)
Preferred dividends	2,625	2,625	2,625	2,704	2,589

Basic FFO	270,308	287,150	254,688	263,960	244,733
Straight-line rent	(16,105)	(3,060)	(12,023)	(14,711)	(11,107)
Partners’ share of straight-line rent from consolidated joint ventures	1,960	(3,326)	590	1,103	707
BXP’s share of straight-line rent from unconsolidated joint ventures	(2,691)	(2,435)	(3,563)	(3,696)	(3,285)
Lease transaction costs that qualify as rent inducements (1)	(102)	115	682	487	861
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (1)	(9)	—	—	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (1)	208	223	132	43	15
Fair value lease revenue (2)	(5,781)	(5,464)	(5,390)	(6,840)	(6,547)
Partners’ share of fair value lease revenue from consolidated joint ventures (2)	1,721	1,580	1,575	2,194	2,084
BXP’s share of fair value lease revenue from unconsolidated joint ventures (2)	(415)	(492)	(493)	(494)	(511)
Non-cash losses (gains) from early extinguishments of debt	—	(14,444)	—	—	371
Partners’ share of non-cash losses (gains) from early extinguishments of debt from consolidated joint ventures	—	5,878	—	—	—
BXP’s share of non-cash losses (gains) from early extinguishments of debt from unconsolidated joint ventures	—	—	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	(243)	(525)	(403)	7	—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	97	210	161	(3)	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	(214)	—	—	—
Straight-line ground rent expense adjustment (3)	554	398	639	998	1,031
Stock-based compensation	8,023	8,435	10,802	7,621	7,643
Non-real estate depreciation	434	486	525	449	393
Impairment loss	—	—	—	—	1,783
Fair value interest adjustment and hedge amortization	1,606	(7,319)	(10,323)	(10,145)	(10,378)
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	(144)	3,464	4,627	4,598	4,569
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—
2nd generation tenant improvements and leasing commissions	(54,238)	(85,427)	(48,730)	(75,708)	(69,742)
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated joint ventures	1,050	200	123	449	805
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated joint ventures	(1,163)	(159)	(1,164)	(1,472)	(18)
Unearned portion of capitalized fees from consolidated joint ventures	591	607	537	1,787	250
Maintenance capital expenditures (4)	(12,032)	(11,643)	(10,677)	(16,334)	(11,889)
Partners’ share of maintenance capital expenditures from consolidated joint ventures (4)	457	1,004	2,129	1,197	377
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (4)	(111)	(17)	(211)	(437)	(283)
Hotel improvements, equipment upgrades and replacements	(289)	(2,502)	(6,231)	(3,870)	(2,137)

Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$193,686	$172,723	$178,002	$151,183	$149,725

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$129,056	$129,055	$129,040	$128,930	$111,739
FAD Payout Ratio (B÷A)	66.63%	74.72%	72.49%	85.28%	74.63%

(1)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2020 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(4)	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures. See page 25 for additional detail.

THIRD QUARTER 2017

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Net income attributable to Boston Properties, Inc. common shareholders	$117,337	$133,709	$97,083	$147,214	$76,753
Add:
Preferred dividends	2,625	2,625	2,625	2,704	2,589
Noncontrolling interest—common units of the Operating Partnership	13,402	15,473	11,432	17,097	9,387
Noncontrolling interests in property partnerships	14,340	15,203	4,424	(2,121)	(17,225)
Less:
Gains on sales of real estate	2,891	3,767	133	—	12,983

Income before gains on sales of real estate	144,813	163,243	115,431	164,894	58,521
Noncontrolling interests in property partnerships	(14,340)	(15,203)	(4,424)	2,121	17,225
Interest expense	92,032	95,143	95,534	97,896	104,641
Partners’ share of interest expense from consolidated joint ventures	(11,816)	(16,401)	(17,259)	(17,579)	(17,460)
BXP’s share of interest expense from unconsolidated joint ventures	5,661	3,822	3,749	3,654	4,025
Depreciation and amortization expense	152,164	151,919	159,205	178,032	203,748
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,552)	(19,327)	(21,415)	(27,256)	(40,907)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,282	9,629	9,041	8,692	9,128
Gain on sale of investment in unconsolidated joint venture	—	—	—	(59,370)	—
Non-cash losses (gains) from early extinguishments of debt	—	(14,444)	—	—	371
Partners’ share of non-cash losses (gains) from early extinguishments of debt from consolidated joint ventures	—	5,878	—	—	—
BXP’s share of non-cash losses (gains) from early extinguishments of debt from unconsolidated joint ventures	—	—	—	—	—
Impairment loss	—	—	—	—	1,783
Non-cash termination income adjustment (fair value lease amounts)	(243)	(525)	(403)	7	—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	97	210	161	(3)	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	(214)	—	—	—
Stock-based compensation	8,023	8,435	10,802	7,621	7,643
Straight-line ground rent expense adjustment (1)	554	398	639	998	1,031
Straight-line rent	(16,105)	(3,060)	(12,023)	(14,711)	(11,107)
Partners’ share of straight-line rent from consolidated joint ventures	1,960	(3,326)	590	1,103	707
BXP’s share of straight-line rent from unconsolidated joint ventures	(2,691)	(2,435)	(3,563)	(3,696)	(3,285)
Lease transaction costs that qualify as rent inducements (2)	(102)	115	682	487	861
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (2)	(9)	—	—	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (2)	208	223	132	43	15
Fair value lease revenue (3)	(5,781)	(5,464)	(5,390)	(6,840)	(6,547)
Partners’ share of fair value lease revenue from consolidated joint ventures (3)	1,721	1,580	1,575	2,194	2,084
BXP’s share of fair value lease revenue from unconsolidated joint ventures (3)	(415)	(492)	(493)	(494)	(511)

Subtotal (A)	$346,461	$359,704	$332,571	$337,793	$331,966

Divided by:
Interest expense	$92,032	$95,143	$95,534	$97,896	$104,641
Partners’ share of interest expense from consolidated joint ventures	(11,816)	(16,401)	(17,259)	(17,579)	(17,460)
BXP’s share of interest expense from unconsolidated joint ventures	5,661	3,822	3,749	3,654	4,025
Fair value interest adjustment and hedge amortization	(1,606)	7,319	10,323	10,145	10,378
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	144	(3,464)	(4,627)	(4,598)	(4,569)
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—
Amortization of financing costs	(3,070)	(2,442)	(1,967)	(1,964)	(1,889)
Partners’ share of amortization of financing costs from consolidated joint ventures	382	206	9	39	38
BXP’s share of amortization of financing costs from unconsolidated joint ventures	(112)	(102)	(100)	(100)	(113)

Adjusted interest expense excluding capitalized interest (B)	81,615	84,081	85,662	87,493	95,051
Capitalized interest	16,658	14,283	12,345	10,281	9,788
Partners’ share of capitalized interest from consolidated joint ventures	(518)	(238)	(251)	(203)	(21)
BXP’s share of capitalized interest from unconsolidated joint ventures	8	(6)	(6)	—	—

Adjusted interest expense including capitalized interest (C)	$97,763	$98,120	$97,750	$97,571	$104,818

Interest Coverage Ratio (excluding capitalized interest) (A÷B) (4)	4.25	4.28	3.88	3.86	3.49

Interest Coverage Ratio (including capitalized interest) (A÷C) (4)	3.54	3.67	3.40	3.46	3.17

(1)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2020 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	The Company believes that the presentation of its Interest Coverage Ratio provides investors with useful information about the Company’s financial condition because it measures the margin it has for paying interest expense as of a certain date. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways—including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition.

THIRD QUARTER 2017

CAPITAL STRUCTURE

(in thousands, except percentages)

Consolidated Debt

Aggregate Principal September 30, 2017
Mortgage Notes Payable	$3,017,725
Unsecured Line of Credit	—
Delayed Draw Term Loan	—
Unsecured Senior Notes, at face value	7,300,000

Subtotal	10,317,725
Discount on Unsecured Senior Notes	(16,810)
Deferred Financing Costs, Net	(66,281)

Consolidated Debt	$10,234,634

Boston Properties Limited Partnership Unsecured Senior Notes (1)

Settlement Date	Maturity Date	Principal	Effective Yield (on issue date)	Coupon	Public Offering Price	Discount	Deferred Financing Costs, Net	Unsecured Senior Notes, Net
11/10/2011	11/15/2018	$850,000	3.853%	3.700%	99.767%	$349	$1,092	$848,559
10/9/2009	10/15/2019	700,000	5.967%	5.875%	99.931%	125	1,150	698,725
4/19/2010	11/15/2020	700,000	5.708%	5.625%	99.891%	271	1,749	697,980
11/18/2010	5/15/2021	850,000	4.289%	4.125%	99.260%	2,481	2,449	845,070
6/11/2012	2/1/2023	1,000,000	3.954%	3.850%	99.779%	1,210	4,169	994,621
4/11/2013	9/1/2023	500,000	3.279%	3.125%	99.379%	1,901	2,379	495,720
6/27/2013	2/1/2024	700,000	3.916%	3.800%	99.694%	1,366	3,561	695,073
1/20/2016	2/1/2026	1,000,000	3.766%	3.650%	99.708%	2,504	6,787	990,709
8/17/2016	10/1/2026	1,000,000	3.495%	2.750%	99.271%	6,603	7,287	986,110

		$7,300,000				$16,810	$30,623	$7,252,567

Equity

	Shares/Units Outstanding as of 9/30/2017	Common Stock Equivalents	Equivalent Value (2)
Common Stock	154,322	154,322	$18,963,087
Common Operating Partnership Units	17,629	17,629	2,166,252
5.25% Series B Cumulative Redeemable Preferred Stock (non-callable through March 27, 2018)	80	—	200,000

Total Equity		171,951	$21,329,339

Consolidated Debt			$10,234,634
Add:
BXP’s share of unconsolidated joint venture debt (3)			591,622
Less:
Partners’ share of consolidated debt (4)			1,210,389

BXP’s Share of Debt (5)			$9,615,867

Consolidated Market Capitalization			$31,563,973

BXP’s Share of Market Capitalization (5)			$30,945,206

(1)	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa2 (positive) by S&P, Fitch and Moody’s, respectively.
(2)	Values based on September 30, 2017 closing price of $122.88 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.
(3)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(4)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(5)	For the Company’s definitions, see pages 47-48.

THIRD QUARTER 2017

DEBT ANALYSIS (1)

as of September 30, 2017

(dollars in thousands)

Debt Maturities and Principal Payments

	2017	2018	2019	2020	2021	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—
Unsecured Term Loan	—	—	—	—	—	—	—

Total Floating Rate Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt:
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$—	$—	$—	$2,300,000	$2,300,000
601 Lexington Avenue (55% ownership)	3,321	13,684	14,349	15,045	15,776	614,710	676,885
New Dominion Technology Park, Building One	—	3,100	3,340	3,598	22,906	—	32,944
University Place	443	1,849	1,981	2,123	1,500	—	7,896

Mortgage Notes Payable	3,764	18,633	19,670	20,766	40,182	2,914,710	3,017,725
Deferred Financing Costs, Net	(982)	(3,925)	(3,925)	(3,925)	(3,836)	(19,065)	(35,658)

Mortgage Notes Payable, Net	$2,782	$14,708	$15,745	$16,841	$36,346	$2,895,645	$2,982,067

Unsecured Senior Notes, Face Amount	$—	$850,000	$700,000	$700,000	$850,000	$4,200,000	$7,300,000
Discount Amortization	(670)	(2,696)	(2,503)	(2,528)	(2,063)	(6,350)	(16,810)
Deferred Financing Costs, Net	(1,546)	(6,019)	(5,036)	(4,510)	(3,648)	(9,864)	(30,623)

Unsecured Senior Notes, Net	$(2,216)	$841,285	$692,461	$692,962	$844,289	$4,183,786	$7,252,567

Total Fixed Rate Debt	$566	$855,993	$708,206	$709,803	$880,635	$7,079,431	$10,234,634

Consolidated Debt	$566	$855,993	$708,206	$709,803	$880,635	$7,079,431	$10,234,634

% of Consolidated Debt	0.01%	8.36%	6.92%	6.94%	8.60%	69.17%	100.00%

Balloon Payments	$—	$850,000	$700,000	$700,000	$872,906	$7,110,648	$10,233,554
Scheduled Principal Amortization	$3,764	$18,633	$19,670	$20,766	$17,276	$4,062	$84,171
GAAP Weighted Average Floating Rate Debt (2)	—	—	—	—	—	—	—

GAAP Weighted Average Fixed Rate Debt (2)	5.04%	3.89%	5.96%	5.70%	4.39%	3.78%	4.13%

Total GAAP Weighted Average Rate (2)	5.04%	3.89%	5.96%	5.70%	4.39%	3.78%	4.13%

Total Stated Weighted Average Rate	4.99%	3.77%	5.87%	5.63%	4.32%	3.67%	4.02%

Unsecured Credit Facility - Matures April 24, 2022

	Facility	Outstanding at 9/30/2017	Letters of Credit	Remaining Capacity at 9/30/2017
Unsecured Line of Credit	$1,500,000	$—	$1,610	$1,498,390
Unsecured Term Loan	$500,000	$—	N/A	$500,000

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Unsecured Debt	70.86%	4.12%	4.21%	5.2
Secured Debt	29.14%	3.78%	3.96%	8.4

Consolidated Debt	100.00%	4.02%	4.13%	6.1

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	—	—	—	—
Fixed Rate Debt	100.00%	4.02%	4.13%	6.1

Consolidated Debt	100.00%	4.02%	4.13%	6.1

(1)	Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 17.
(2)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

THIRD QUARTER 2017

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(dollars in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.

This section presents such ratios as of September 30, 2017 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in evaluating the Company’s unsecured debt securities.

		September 30, 2017
Total Assets:
Capitalized Property Value (1)		$24,343,952
Cash and Cash Equivalents		493,055
Investments in Securities		27,981
Undeveloped Land, at Cost (including BXP’s share of unconsolidated joint ventures)		258,590
Development in Process, at Cost (including BXP’s share of unconsolidated joint ventures)		1,633,769

Total Assets		$26,757,347

Unencumbered Assets		$20,548,003

Consolidated Secured Debt (Fixed and Variable) (2)		$3,070,323
Unconsolidated Joint Venture Debt (3)		593,186
Contingent Liabilities & Letters of Credit		9,076
Unsecured Debt (4)		7,300,000

Total Outstanding Debt		$10,972,585

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$144,813
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(843)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(944)
Add: Interest Expense (per Consolidated Income Statement)		92,032
Add: Depreciation and Amortization (per Consolidated Income Statement)		152,164

EBITDA		387,222
Add: BXP’s share of unconsolidated joint venture EBITDA		15,634

Consolidated EBITDA		$402,856

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$92,032
Add: BXP’s share of unconsolidated joint venture interest expense		5,661
Less: Amortization of financing costs (including BXP’s share of unconsolidated joint ventures)		(3,182)
Less: Interest expense funded by construction loan draws		—

Adjusted Interest Expense		$94,511

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	41.0%
Secured Debt/Total Assets	Less than 50%	13.7%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.26
Unencumbered Assets/ Unsecured Debt	Greater than 150%	281.5%

Unencumbered Consolidated Property EBITDA (5)		$331,547

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.45

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		82.3%

# of in-service unencumbered properties		147

(1)	Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Includes capital lease obligations of $52,598 and excludes deferred financing costs, net of $35,658.
(3)	Excludes aggregate deferred financing costs, net of $1,564.
(4)	Excludes aggregate debt discount of $16,810 and deferred financing costs, net of $30,623.
(5)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in the Company’s view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended September 30, 2017, these excluded amounts were approximately $(15,122), $84,429, $(1,607) and $3,609, respectively.

THIRD QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (1)

as of September 30, 2017

(dollars in thousands)

Balance Sheet Information

Property	BXP’s Nominal Ownership	Net Equity	Mortgage/ Construction Loans Payable, Net
540 Madison Avenue	60.00%	$67,046	$71,888
Market Square North	50.00%	(8,474)	60,727
Metropolitan Square	20.00%	2,537	32,795
901 New York Avenue	25.00%	(10,747)	55,926
Wisconsin Place Parking Facility	33.33%	40,158	—
Annapolis Junction (2)	50.00%	18,771	44,626
500 North Capitol Street, N.W.	30.00%	(3,642)	31,399
Colorado Center (3)	50.00%	263,834	274,504
The Hub on Causeway - Podium (4)	50.00%	55,917	—
The Hub on Causeway - Hotel	50.00%	1,596	—
The Hub on Causeway - Residential	50.00%	25,811	—
1001 6th Street	50.00%	42,442	—
Dock 72	50.00%	67,901	—
7750 Wisconsin Avenue (5)	50.00%	21,101	—
1265 Main Street	50.00%	4,686	19,757

		588,937
Investments with deficit balances reflected within Other Liabilities		22,863

Investment in Joint Ventures		$611,800	$591,622

Debt Maturities and Principal Payments by Property

Property	2017	2018	2019	2020	2021	Thereafter	Total
540 Madison Avenue (60%)	$—	$72,000	$—	$—	$—	$—	$72,000
Market Square North (50%)	292	1,205	1,265	58,091	—	—	60,853
901 New York Avenue (25%)	—	—	—	970	1,095	54,185	56,250
Metropolitan Square (20%)	141	586	620	31,501		—	32,848
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
1265 Main Street (50%)	94	383	398	413	429	18,238	19,955
Annapolis Junction Building One (50%)	256	19,519	—	—	—	—	19,775	(6)
Annapolis Junction Buildings Seven & Eight (50%)	81	326	17,723	—	—	—	18,130
Annapolis Junction Building Six (50%)	135	6,740	—	—	—	—	6,875
Colorado Center (50%)	—	—	—	—	—	275,000	275,000	(3)
The Hub on Causeway - Podium (50%)	—	—	—	—	—	—	—	(4)
Dock 72 (50%)	—	—	—	—	—	—	—

	999	100,759	20,006	90,975	1,524	378,923	593,186
Deferred Financing Costs, Net	(150)	(319)	(223)	(165)	(127)	(580)	(1,564)

Mortgage/Construction Loans Payable, Net	$849	$100,440	$19,783	$90,810	$1,397	$378,343	$591,622

GAAP Weighted Average Rate	4.64%	3.81%	3.93%	5.20%	3.42%	3.65%	3.94%
% of Total Mortgage/Construction Loans Payable, Net	0.14%	16.98%	3.34%	15.35%	0.24%	63.95%	100.00%
Balloon Payments	$—	$97,964	$17,397	$88,387	$—	$370,437	$574,185
Scheduled Amortization	$1,000	$2,795	$2,609	$2,588	$1,524	$8,486	$19,002

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	19.69%	3.63%	3.82%	0.9
Fixed Rate Debt	80.31%	3.93%	3.97%	8.1

Total Debt	100.00%	3.87%	3.94%	6.7

(1)	Amounts represent the Company’s share based on its ownership percentage. For additional details, see page 47.
(2)	Annapolis Junction includes four in-service properties and two undeveloped land parcels.
(3)	On July 10, 2017, the Company acquired an additional 0.2% interest in the unconsolidated joint venture that owns Colorado Center for approximately $2.1 million in cash. On July 28, 2017, the joint venture obtained mortgage financing collateralized by the property totaling $550.0 million. The mortgage financing matures on August 9, 2027.
(4)	On September 6, 2017, a joint venture in which the Company has a 50% interest obtained construction financing with a total commitment of $204.6 million collateralized by its Hub on Causeway development project. The construction financing matures on September 6, 2021, with two one-year extension options, subject to certain conditions. As of September 30, 2017, there have been no amounts drawn under the loan.
(5)	On August 7, 2017, the Company entered into a joint venture to develop an approximately 722,000 net rentable square foot (subject to adjustment based on finalized building design) build-to-suit Class A office building and below-grade parking garage at 7750 Wisconsin Avenue in Bethesda, Maryland. See page 44 for further detail.
(6)	On April 11, 2016, a notice of event of default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. On October 17, 2016, the lender notified the joint venture that it has elected to charge the default rate on the loan. The default rate is defined as LIBOR plus 5.75% per annum. Subsequently, the cash flows generated from the property have become insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and the joint venture is not prepared to fund additional cash shortfalls at this time. Consequently, the joint venture is not current on making debt service payments and remains in default. The loan has one, three-year extension option, subject to certain conditions including that no event of default exists or is ongoing.

THIRD QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (continued)

(unaudited and dollars in thousands)

Results of Operations

for the three months ended September 30, 2017

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction (1)	500 North Capitol Street, N.W.	Colorado Center		1265 Main Street	Other Joint Ventures (2)	Total Unconsolidated Joint Ventures
REVENUE
Rental (3)	$6,376	$4,498	$4,527	$6,978		$938	$2,043	$2,930	$13,786		$995	$325	$43,396
Operating recoveries	734	822	1,281	1,206		272	433	1,239	591		298	—	6,876
Straight-line rent	62	103	1,735	542		—	348	75	2,238		—	—	5,103
Fair value lease revenue	—	—	—	—		—	—	—	96		—	—	96
Termination income	57	—	—	—		—	—	—	(12)		—	—	45

Total revenue	7,229	5,423	7,543	8,726		1,210	2,824	4,244	16,699		1,293	325	55,516

EXPENSES
Operating	3,671	2,235	3,593	3,449		554	1,592	1,413	5,944		303	374	23,128

NET OPERATING INCOME/(LOSS)	3,558	3,188	3,950	5,277		656	1,232	2,831	10,755		990	(49)	32,388
Interest	880	1,498	2,350	2,075		—	1,218	1,128	3,555		384	—	13,088
Depreciation and amortization	1,947	2,965	1,897	1,490		1,391	1,092	955	4,298		405	—	16,440

SUBTOTAL	2,827	4,463	4,247	3,565		1,391	2,310	2,083	7,853		789	—	29,528

NET INCOME/(LOSS)	$731	$(1,275)	$(297)	$1,712		$(735)	$(1,078)	$748	$2,902		$201	$(49)	$2,860

BXP’s nominal ownership percentage	60.00%	50.00%	20.00%	25.00%		33.33%	50.00%	30.00%	50.00%		50.00%	50.00%

BXP’s share of net income/(loss)	$438	$(638)	$(59)	$2,232	(4)	$(278)	$(539)	$225	$1,451		$101	$(24)	$2,909
Basis differential
Straight-line rent	$—	$—	$—	$—		$—	$—	$—	$681	(5)	$—	$—	$681
Fair value lease revenue	—	—	—	—		—	—	—	366	(5)	—	—	366
Depreciation and amortization	166	(377)	(5)	(266)		(8)	(84)	4	(2,542	)(5)	(4)	3	(3,113)

Total basis differential (6)	166	(377)	(5)	(266)		(8)	(84)	4	(1,495	)(5)	(4)	3	(2,066)

Income/(loss) from unconsolidated joint ventures	$604	$(1,015)	$(64)	$1,966	(4)	$(286)	$(623)	$229	$(44)		$97	$(21)	$843
Gain on investment	—	—	—	—		—	—	—	—		—	—	—
BXP’s share of depreciation & amortization	1,066	1,865	394	(327	)(4)	475	635	295	4,673		206	—	9,282

BXP’s share of Funds from Operations (FFO)	$1,670	$850	$330	$1,639		$189	$12	$524	$4,629		$303	$(21)	$10,125

BXP’s share of interest expense	$528	$749	$470	$998	(4)	$—	$609	$338	$1,777		$192	$—	$5,661

BXP’s share of amortization of financing costs	$31	$10	$5	$21		$—	$30	$4	$8		$3	$—	$112

BXP’s share of capitalized interest	$—	$—	$8	$—		$—	$—	$—	$—		$—	$—	$8

BXP’s share of revenue (7)	$4,337	$2,711	$1,509	$4,195	(4)	$403	$1,412	$1,273	$9,398		$646	$163	$26,047
BXP’s share of operating expenses	2,203	1,118	719	1,658	(4)	184	796	424	2,972		152	187	10,413

BXP’s share of net operating income/(loss) (7)	2,134	1,593	790	2,537	(4)	219	616	849	6,426		494	(24)	15,634
Less:
BXP’s share of termination income	34	—	—	—	(4)	—	—	—	(6)		—	—	28
BXP’s share of net operating income/(loss)

(excluding termination income) (7)	2,100	1,593	790	2,537	(4)	219	616	849	6,432		494	(24)	15,606
Less:
BXP’s share of straight-line rent	37	51	347	260	(4)	—	174	22	1,800		—	—	2,691
BXP’s share of fair value lease revenue	—	—	—	—	(4)	—	—	—	415		—	—	415
Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	4	125	25	(4)	—	54	—	—		—	—	208

BXP’s share of net operating income/(loss)
- cash (excluding termination income) (7)	$2,063	$1,546	$568	$2,302	(4)	$219	$496	$827	$4,217		$494	$(24)	$12,708

(1)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(2)	Includes The Hub on Causeway, 1001 6th Street, Dock 72 and 7750 Wisconsin Avenue.
(3)	Includes approximately $56 of management services income and approximately $271 of interest and other income.
(4)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(5)	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
(6)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(7)	Includes the Company’s share of approximately $31 of management services income and approximately $134 of interest and other income.

THIRD QUARTER 2017

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of September 30, 2017

BXP’s ownership percentage	60.00%	55.00%	95.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building) (1)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office (1)	Salesforce Tower (1)	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,415,920	$2,225,849	$953,818	$6,595,587
Cash and cash held in escrows	119,794	166,305	5,169	291,268
Other assets	132,346	187,007	1,205	320,558

Total assets	$3,668,060	$2,579,161	$960,192	$7,207,413

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,266,115	$675,379	$—	$2,941,494
Other liabilities	131,977	90,222	58,143	280,342

Total liabilities	2,398,092	765,601	58,143	3,221,836

Equity:
Boston Properties, Inc.	762,971	676,803	877,048	2,316,822
Noncontrolling interests	506,997	1,136,757	25,001	1,668,755	(2)

Total equity	1,269,968	1,813,560	902,049	3,985,577

Total liabilities and equity	$3,668,060	$2,579,161	$960,192	$7,207,413

Partners’ share of consolidated debt	$906,468	$303,921	$—	$1,210,389

(1)	Certain balances contain amounts that eliminate in consolidation.
(2)	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

THIRD QUARTER 2017

CONSOLIDATED JOINT VENTURES (continued)

(unaudited and in thousands)

Income Statements

for the three months ended September 30, 2017

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
REVENUE
Rental	$68,932	$87,063	$—	$155,995
Straight-line rent	1,887	2,678	—	4,565
Fair value lease revenue	4,037	236	—	4,273
Termination income	3,035	43	—	3,078
Parking and other	755	1,402	—	2,157

Total revenue	78,646	91,422	—	170,068

EXPENSES
Operating	30,075	34,179	—	64,254

NET OPERATING INCOME	48,571	57,243	—	105,814
Management services income	(862)	(859)		(1,721)
Interest and other income	(351)	(346)	(19)	(716)
Interest expense	21,225	7,391	—	28,616
Depreciation and amortization	23,783	20,173	—	43,956

SUBTOTAL	43,795	26,359	(19)	70,135

NET INCOME/(LOSS)	$4,776	$30,884	$19	$35,679

BXP’s ownership percentage	60.00%	55.00%	95.00%

Partners’ share of NOI (1)	$19,428	$25,760	$—	$45,188

BXP’s share of NOI	$29,143	$31,483	$—	$60,626

Unearned portion of capitalized fees (2)	$136	$446	$9	$591

Reconciliation of partners’ noncontrolling interest (NCI):
Net income/(loss)	$4,776	$30,884	$19	$35,679
Add depreciation & amortization - BXP’s basis difference	46	45	—	91
Special allocation - BXP’s basis	—	(89)	—	(89)

Net income/(loss) before interest allocation	$4,822	$30,840	$19	$35,681

Partners’ share of net income before interest allocation (1)	$1,929	$13,878	$1	$15,808
Allocation of management and other fees to non-controlling partners (1)	(750)	(774)	—	(1,524)
Accretion and adjustments (1)	—	217	(161)	56

Partners’ NCI (1)	$1,179	$13,321	$(160)	$14,340

Reconciliation of partners’ share of FFO:
Net income/(loss)	$4,776	$30,884	$19	$35,679
Add depreciation & amortization	23,783	20,173	—	43,956

Entity FFO	$28,559	$51,057	$19	$79,635

Partners’ NCI (1)	$1,179	$13,321	$(160)	$14,340
Partners’ share of depreciation and amortization after BXP’s basis differential (1)	9,495	9,057	—	18,552

Partners’ share FFO (1)	$10,674	$22,378	$(160)	$32,892

Reconciliation of BXP’s share of FFO:
BXP’s share of net income/(loss) adjusted for partners’ NCI	$3,597	$17,563	$179	$21,339
Depreciation & amortization - BXP’s basis difference	46	45	—	91
BXP’s share of depreciation & amortization	14,248	11,070	—	25,318

BXP’s share of FFO	$17,891	$28,678	$179	$46,748

Partners’ share of select items (1):
Partners’ share of revenue	$31,458	$41,140	$—	$72,598

Partners’ share of interest expense	$8,490	$3,326	$—	$11,816

Partners’ share of hedge amortization	$144	$—	$—	$144

Partners’ share of amortization of financing costs	$346	$36	$—	$382

Partners’ share of capitalized interest	$68	$450	$—	$518

Partners’ share of non-cash termination income adjustment (fair value lease amounts)	$(97)	$—	$—	$(97)

Reconciliation of Partners’ share of NOI (1):
Rental revenue	$31,458	$41,140	$—	$72,598
Less: Termination income	1,214	19	—	1,233

Rental revenue (excluding termination income)	30,244	41,121	—	71,365
Operating expenses	12,030	15,380	—	27,410

NOI (excluding termination income)	$18,214	$25,741	$—	$43,955

Rental revenue (excluding termination income)	$30,244	$41,121	—	$71,365
Less: Straight-line rent	755	1,205	—	1,960
Fair value lease revenue	1,615	106	—	1,721
Add: Lease transaction costs that qualify as rent inducements (3)	9	—	—	9

Subtotal	27,883	39,810	—	67,693
Less: Operating expenses	12,030	15,380	—	27,410

NOI - cash (excluding termination income)	$15,853	$24,430	$—	$40,283

(1)	Amounts represent the partners’ share based on their respective ownership percentage.
(2)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.

THIRD QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI)

(in thousands)

	For the three months ended
	September 30, 2017		September 30, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$117,337		$76,753
Preferred dividends	2,625		2,589

Net income attributable to Boston Properties, Inc.	119,962		79,342
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,402		9,387
Noncontrolling interest in property partnerships	14,340		(17,225)

Net income	147,704		71,504
Gains on sales of real estate	(2,891)		(12,983)

Income before gains on sales of real estate	144,813		58,521
Add:
Interest expense	92,032		104,641
Losses from interest rate contracts	—		140
Losses from early extinguishments of debt	—		371
Impairment loss	—		1,783
Depreciation and amortization	152,164		203,748
Transaction costs	239		249
General and administrative expense	25,792		25,165
Subtract:
Gains from investments in securities	(944)		(976)
Interest and other income	(1,329)		(3,628)
Income from unconsolidated joint ventures	(843)		(1,464)
Development and management services income	(10,811)		(6,364)

Net Operating Income (NOI)	401,113		382,186
Add:
BXP’s share of NOI from unconsolidated joint ventures	15,634	(1)	14,436
Subtract:
Partners’ share of NOI from consolidated joint ventures	(45,188	)(2)	(42,271)

BXP’s Share of NOI	371,559		354,351
Subtract:
Termination income	(4,783)		170
BXP’s share of termination income from unconsolidated joint ventures	(28	)(1)	(8)
Add:
Partners’ share of termination income from consolidated joint ventures	1,233	(2)	(421)

BXP’s Share of NOI (excluding termination income)	$367,981		$354,092

Net Operating Income (NOI)	$401,113		$382,186
Subtract:
Termination income	(4,783)		170
NOI from non Same Properties (excluding termination income) (3)	(1,423)		1,079

Same Property NOI (excluding termination income)	394,907		383,435
Subtract:
Partners’ share of NOI from consolidated joint ventures (excluding termination income)	(43,955	)(2)	(42,692)
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income) (3)	(592)		(459)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	15,606	(1)	14,428
Subtract:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	(494)		(1,303)

BXP’s Share of Same Property NOI (excluding termination income)	$365,472		$353,409

(1)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(2)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include properties that were sold prior to September 30, 2017 and therefore are no longer a part of the Company’s property portfolio.

THIRD QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI) - CASH

(in thousands)

	For the three months ended
	September 30, 2017		September 30, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$117,337		$76,753
Preferred dividends	2,625		2,589

Net income attributable to Boston Properties, Inc.	119,962		79,342
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,402		9,387
Noncontrolling interest in property partnerships	14,340		(17,225)

Net income	147,704		71,504
Gains on sales of real estate	(2,891)		(12,983)

Income before gains on sales of real estate	144,813		58,521
Add:
Interest expense	92,032		104,641
Losses from interest rate contracts	—		140
Losses from early extinguishments of debt	—		371
Impairment loss	—		1,783
Depreciation and amortization	152,164		203,748
Transaction costs	239		249
General and administrative expense	25,792		25,165
Subtract:
Gains from investments in securities	(944)		(976)
Interest and other income	(1,329)		(3,628)
Income from unconsolidated joint ventures	(843)		(1,464)
Development and management services income	(10,811)		(6,364)

Net Operating Income (NOI)	401,113		382,186
Subtract:
Straight-line rent	(16,105)		(11,107)
Fair value lease revenue	(5,781)		(6,547)
Termination income	(4,783)		170
Add:
Straight-line ground rent expense adjustment (1)	929		971
Lease transaction costs that qualify as rent inducements (2)	(102)		861

NOI - cash (excluding termination income)	375,271		366,534
Subtract:
NOI - cash from non Same Properties (excluding termination income) (3)	(467)		532

Same Property NOI - cash (excluding termination income)	374,804		367,066
Subtract:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income)	(40,283	)(4)	(39,901)
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income) (3)	(589)		(231)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	12,708	(5)	10,647
Subtract:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	(494)		(696)

BXP’s Share of Same Property NOI - cash (excluding termination income)	$346,146		$336,885

(1)	In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(375) and $60 for the three months ended September 30, 2017 and 2016, respectively. As of September 30, 2017, the Company has remaining lease payments aggregating approximately $26.6 million, all of which it expects to incur by the end of 2020 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2020 may vary significantly.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include dispositions that occurred prior to September 30, 2017 and therefore are no longer a part of the Company’s property portfolio.
(4)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(5)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.

THIRD QUARTER 2017

SAME PROPERTY NET OPERATING INCOME (NOI) BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)				Hotel & Residential
	For the three months ended				For the three months ended
	30-Sep-17	30-Sep-16	$ Change	% Change	30-Sep-17	30-Sep-16	$ Change	% Change
Rental Revenue	$623,670	$600,287			$17,359	$16,726
Less: Termination income	4,740	836			—	—

Rental revenue (excluding termination income) (2)	618,930	599,451	$19,479	3.2%	17,359	16,726	$633	3.8%
Less: Operating expenses and real estate taxes	231,351	223,024	8,327	3.7%	10,031	9,718	313	3.2%

NOI (excluding termination income) (3)	$387,579	$376,427	$11,152	3.0%	$7,328	$7,008	$320	4.6%

Rental revenue (excluding termination income) (2)	$618,930	$599,451			$17,359	$16,726
Less: Straight-line rent and fair value lease revenue	20,927	18,186	2,741	15.1%	3	15	(12)	(80.0)%
Add: Lease transaction costs that qualify as rent inducements (4)	(102)	861	(963)	(111.8)%	—	—	—	—

Subtotal	597,901	582,126	15,775	2.7%	17,356	16,711	645	3.9%
Less: Operating expenses and real estate taxes	231,351	223,024	8,327	3.7%	10,031	9,718	313	3.2%
Add: Straight-line ground rent expense (5)	929	971	(42)	(4.3)%	—	—	—	—

NOI (excluding termination income)—cash	$367,479	$360,073	$7,406	2.1%	$7,325	$6,993	$332	4.7%

	Consolidated Total (1)				Unconsolidated Joint Ventures (BXP’s share)
	For the three months ended				For the three months ended
	30-Sep-17	30-Sep-16	$ Change	% Change	30-Sep-17	30-Sep-16	$ Change	% Change
Rental Revenue	$641,029	$617,013			$25,401	$22,842
Less: Termination income	4,740	836			28	11

Rental revenue (excluding termination income) (2)	636,289	616,177	$20,112	3.3%	25,373	22,831	$2,542	11.1%
Less: Operating expenses and real estate taxes	241,382	232,742	8,640	3.7%	10,261	9,706	555	5.7%

NOI (excluding termination income) (3)	$394,907	$383,435	$11,472	3.0%	$15,112	$13,125	$1,987	15.1%

Rental revenue (excluding termination income) (2)	$636,289	$616,177			$25,373	$22,831
Less: Straight-line rent and fair value lease revenue	20,930	18,201	2,729	15.0%	3,107	3,180	(73)	(2.3)%
Add: Lease transaction costs that qualify as rent inducements (4)	(102)	861	(963)	(111.8)%	208	6	202	3,366.7%

Subtotal	615,257	598,837	16,420	2.7%	22,474	19,657	2,817	14.3%
Less: Operating expenses and real estate taxes	241,382	232,742	8,640	3.7%	10,261	9,706	555	5.7%
Add: Straight-line ground rent expense (5)	929	971	(42)	(4.3)%	—	—	—	—

NOI (excluding termination income)—cash (6)	$374,804	$367,066	$7,738	2.1%	$12,213	$9,951	$2,262	22.7%

	Partners’ share of Consolidated Joint Ventures				BXP’s Share (7)
	For the three months ended				For the three months ended
	30-Sep-17	30-Sep-16	$ Change	% Change	30-Sep-17	30-Sep-16	$ Change	% Change
Rental Revenue	$72,186	$69,343			$594,244	$570,512
Less: Termination income	1,213	32			3,555	815

Rental revenue (excluding termination income) (2)	70,973	69,311	$1,662	2.4%	590,689	569,697	$20,992	3.7%
Less: Operating expenses and real estate taxes	26,426	26,160	266	1.0%	225,217	216,288	8,929	4.1%

NOI (excluding termination income) (3)	$44,547	$43,151	$1,396	3.2%	$365,472	$353,409	$12,063	3.4%

Rental revenue (excluding termination income) (2)	$70,973	$69,311			$590,689	$569,697
Less: Straight-line rent and fair value lease revenue	3,685	3,019	666	22.1%	20,352	18,362	1,990	10.8%
Add: Lease transaction costs that qualify as rent inducements (4)	9	—	9	100.0%	97	867	(770)	(88.8)%

Subtotal	67,297	66,292	1,005	1.5%	570,434	552,202	18,232	3.3%
Less: Operating expenses and real estate taxes	26,426	26,160	266	1.0%	225,217	216,288	8,929	4.1%
Add: Straight-line ground rent expense (5)	—	—	—	—	929	971	(42)	(4.3)%

NOI (excluding termination income)—cash (6)	$40,871	$40,132	$739	1.8%	$346,146	$336,885	$9,261	2.7%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes (a) 767 Fifth Avenue (The GM Building), 601 Lexington Avenue (excluding the portion removed from the complex as part of a planned redevelopment) and Times Square Tower in New York City and (b) 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
(3)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income), see page 21. For disclosures relating to the Company’s use of NOI, see page 48.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.
(5)	Excludes the straight-line impact of approximately $(375) and $60 for the three months ended September 30, 2017 and 2016, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 22.
(6)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to NOI - cash (excluding termination income), see page 22. For disclosures relating to the Company’s use of NOI, see page 48.
(7)	For disclosures relating to the Company’s definition and use of BXP’s Share, see page 47.

THIRD QUARTER 2017

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy

	Third Quarter			Percent Change	YTD			Percent Change
	2017		2016		2017		2016
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,418		$2,429	(0.5)%	$2,391		$2,375	0.7%
Average Rental Rate Per Occupied Square Foot (1)	$2.68		$2.68	—	$2.63		$2.61	0.8%
Average Physical Occupancy (1) (2)	95.7%		95.6%	0.1%	93.8%		94.2%	(0.4)%
Average Economic Occupancy (2)	94.4%		95.6%	(1.3)%	92.9%		94.1%	(1.3)%

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,295		$4,146	3.6%	$4,248		$4,150	2.4%
Average Rental Rate Per Occupied Square Foot (3)	$4.74		$4.63	2.4%	$4.71		$4.59	2.6%
Average Physical Occupancy (2) (3)	94.2%		97.3%	(3.2)%	94.4%		96.3%	(2.0)%
Average Economic Occupancy (2)	95.5%		97.7%	(2.3)%	95.3%		97.3%	(2.1)%

Boston Marriott Cambridge (437 rooms)
Cambridge, MA
Average Occupancy	90.3	%(4)	87.2%	3.6%	81.0	%(4)	82.2%	(1.5)%
Average Daily Rate	$283.76	(4)	$279.03	1.7%	$273.96	(4)	$269.10	1.8%
Revenue per available room	$256.32	(4)	$243.19	5.4%	$221.98	(4)	$221.28	0.3%

Net Operating Income (dollars in thousands) (5)

	Residential					Hotel
	Third Quarter				Percent Change	Third Quarter		Percent Change
	2017		2016			2017	2016
Rental Revenue	$4,295	(6)	$4,372	(6)	(1.8)%	$13,064	$12,354	5.7%
Less: Operating expenses and real estate taxes	1,577		2,223	(7)	(29.1)%	8,447	8,118	4.1%

Net Operating Income	$2,718	(6)	$2,149	(6)	26.5%	$4,617	$4,236	9.0%

Rental Revenue	$4,295	(6)	$4,372	(6)		$13,064	$12,354
Less: Straight-line rent and fair value lease revenue	9		14		(35.7)%	(6)	1	(700.0)%

Subtotal	4,286		4,358		(1.7)%	13,070	12,353	5.8%
Less: Operating expenses and real estate taxes	1,577		2,223	(7)	(29.1)%	8,447	8,118	4.1%

Net Operating Income—cash basis	$2,709	(6)	$2,135	(6)	26.9%	$4,623	$4,235	9.2%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to the Company’s definition of Average Physical Occupancy and Average Economic Occupancy, see page 47.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	The hotel underwent a room renovation project, on all of its 437 rooms, which was completed during the three months ended September 30, 2017. For additional information, see page 25.
(5)	For disclosures related to the Company’s definition of Net Operating Income, see page 48.
(6)	Includes 35,796 square feet of retail space, which had revenue of approximately $582 and $672 for the three months ended September 30, 2017 and 2016, respectively.
(7)	Includes approximately $623 of demolition costs related to the Proto Kendall Square development project.

THIRD QUARTER 2017

CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS and LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Capital Expenditures

	Q3 2017	Q2 2017	Q1 2017	2016	2015	2014
Maintenance capital expenditures	$12,032	$11,643	$10,677	$59,838	$56,383	$45,618
Partners’ share of maintenance capital expenditures from consolidated joint ventures	(457)	(1,004)	(2,129)	(2,569)	(5,565)	(4,377)
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures	111	17	211	1,029	1,653	1,369
Hotel improvements, equipment upgrades and replacements (1)	289	2,502	6,231	6,801	2,430	2,894
Planned capital expenditures associated with acquisition properties	—	—	—	87	6,914	14,652
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated joint ventures	—	—	—	—	(845)	(1,565)
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated joint ventures	538	396	62	230	—	—
Repositioning capital expenditures (2)	41,155	39,582	30,722	58,446	9,744	—
Partners’ share of repositioning capital expenditures from consolidated joint ventures	(11,050)	(9,357)	(5,740)	(2,746)	—	—
BXP’s share of repositioning capital expenditures from unconsolidated joint ventures (3)	144	105	41	494	76	—

Total BXP’s Share of Capital Expenditures	$42,762	$43,884	$40,075	$121,610	$70,790	$58,591

2nd Generation Tenant Improvements and Leasing Commissions (4)

	Q3 2017	Q2 2017	Q1 2017	2016	2015	2014
Square feet	1,296,142	1,340,600	914,880	4,970,991	5,204,123	3,936,046

Tenant improvements and lease commissions PSF	$43.66	$63.96	$55.92	$62.04	$45.40	$29.60

(1)	Includes capital expenditures related to a rooms renovation project that was completed during Q3 2017.
(2)	Q3 2017 amount includes capital expenditures related to the repositioning activities designed to enhance revenue potential at (a) 1330 Connecticut Avenue and 1333 New Hampshire Avenue in Washington, DC, (b) 100 Federal Street (55% ownership) and Prudential Center Retail Improvements in Boston, MA, and (c) 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.
(3)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.
(4)	Includes 100% of unconsolidated joint ventures.

THIRD QUARTER 2017

PORTFOLIO OVERVIEW

for the three months ended September 30, 2017

(dollars in thousands)

Rentable Square Footage of In-Service Properties by Location and Unit Type (1) (2)

Geographic Area	Office	Retail	Residential	Hotel	Total
Boston	13,006,748	911,615	77,480	330,000	14,325,843
New York	11,243,697	386,612	—	—	11,630,309
San Francisco and Los Angeles	6,846,627	354,961	—	—	7,201,588
Washington, DC	9,902,783	695,785	329,195	—	10,927,763

Total	40,999,855	2,348,973	406,675	330,000	44,085,503

% of Total	93.1%	5.3%	0.9%	0.7%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (1) (2)

		Rental Revenue
Unit Type	Square Feet	Consolidated		Partners’ share from Consolidated Joint Ventures (3)	BXP’s share from Unconsolidated Joint Ventures (4)	Total	% of Total
Office	40,999,855	$555,211		$(64,930)	$22,604	$512,885	85.4%
Retail	2,348,973	49,045		(6,735)	877	43,187	7.2%
Residential	406,675	3,578		—	—	3,578	0.6%
Hotel	330,000	12,975	(5)	—	—	12,975	2.2%
Parking and other	N/A	26,092	(6)	(933)	2,401	27,560	4.6%

Total	44,085,503	$646,901		$(72,598)	$25,882	$600,185	100.0%

Rentable Square Footage of In-Service Same Properties by Unit Type (1) (2) (7)

Same Properties	Office	Retail	Residential	Hotel	Total
Square Feet	40,351,989	2,295,184	406,675	330,000	43,383,848
% of Properties In-Service	98.4%	97.7%	100.0%	100.0%	98.4%

Percentage of BXP’s Share of Net Operating Income (excluding termination income) by Location and Type of Property (8)

Geographic Area	Office	Residential	Hotel	Total
Boston	30.6%	0.2%	1.3%	32.1%
New York	29.6%	—	—	29.6%
San Francisco and Los Angeles	18.2%	—	—	18.2%
Washington, DC	19.6%	0.5%	—	20.1%

Total	98.0%	0.7%	1.3%	100.0%

Geographic Area		CBD	Suburban	Total
Boston		25.2%	6.9%	32.1%
New York		27.0%	2.6%	29.6%
San Francisco and Los Angeles		14.9%	3.3%	18.2%
Washington, DC		8.8%	11.3%	20.1%

Total		75.9%	24.1%	100.0%

(1)	For the definition of In-Service Properties and related disclosures, see page 48.
(2)	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 27-29.
(3)	For additional information, see page 20.
(4)	For additional information, see page 18.
(5)	Excludes approximately $89 of revenue from retail tenants that is included in Retail above.
(6)	Includes approximately $2,020 of other income.
(7)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Properties.
(8)	BXP’s Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 21. For disclosures relating to the Company’s use of BXP’s Share of NOI (excluding termination income), see pages 47-48.

THIRD QUARTER 2017

IN-SERVICE PROPERTY LISTING

as of September 30, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street	CBD Boston MA	1	1,759,329	87.2%	$64.05	N	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,241,473	93.5%	53.88	N	CBD
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,235,881	98.0%	61.02	N	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	860,455	97.3%	62.65	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	69.79	N	CBD
(3) Prudential Center (retail shops)	CBD Boston MA	1	595,826	95.0%	88.06	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,583	89.5%	49.57	N	CBD
(4)(5) 888 Boylston Avenue—The Prudential Center	CBD Boston MA	1	363,307	74.3%	59.66	N	CBD
(3) Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.44	N	CBD

		9	7,412,916	92.8%	$63.09

355 Main Street	East Cambridge MA	1	265,342	100.0%	$69.80	N	CBD
90 Broadway	East Cambridge MA	1	223,771	99.7%	52.69	N	CBD
255 Main Street	East Cambridge MA	1	215,629	100.0%	55.85	N	CBD
300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.13	N	CBD
150 Broadway	East Cambridge MA	1	177,226	100.0%	47.57	N	CBD
105 Broadway	East Cambridge MA	1	152,664	100.0%	61.51	N	CBD
325 Main Street	East Cambridge MA	1	115,361	100.0%	49.67	N	CBD
250 Binney Street	East Cambridge MA	1	67,362	100.0%	43.40	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	47.80	Y	CBD

		9	1,607,828	100.0%	$55.06

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	996,060	80.3%	$40.81	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	99.3%	37.15	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	37.96	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.54	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	93.4%	37.20	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	298,890	89.7%	36.62	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	96.9%	37.02	N	S
10 CityPoint	Route 128 Mass Turnpike MA	1	241,460	96.6%	48.70	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	48.18	N	S
(5)(6)1265 Main Street (50% ownership)	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.81	Y	S
(5) Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	0.0%	—	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.24	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	19.47	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,693	68.4%	28.03	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	93.2%	28.03	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	37.84	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	43.43	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.33	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	42.77	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	31.25	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.96	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	53.79	N	S
(3) The Point	Route 128 Northwest MA	1	16,300	84.7%	57.53	N	S

		31	4,883,742	89.9%	$39.27

	Total Boston Office:	49	13,904,486	92.6%	$53.92

Residential
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

	Total Boston Residential:	1	87,097

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260			N	CBD

	Total Boston Hotel:	1	334,260

	Total Boston:	51	14,325,843

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is a retail property.
(4)	Excludes approximately 54,000 square feet of retail space included in Prudential Center (retail shops) that is excluded from Same Property analysis.
(5)	Not included in Same Property analysis.
(6)	This is an unconsolidated joint venture property.

THIRD QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of September 30, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,855,282	89.0%	$150.90	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,722,480	78.3%	88.25	N	CBD
(3) 601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,437,044	98.3%	96.38	Y	CBD
599 Lexington Avenue	Park Avenue NY	1	1,062,481	91.4%	90.47	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,252,191	95.8%	78.94	N	CBD
250 West 55th Street	Times Square / West Side NY	1	980,927	88.2%	88.16	N	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	95.1%	126.39	N	CBD
(4) 540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,665	94.6%	101.34	Y	CBD

		8	8,949,668	90.0%	$103.42

One Tower Center	East Brunswick NJ	1	412,997	21.7%	$30.46	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	35.00	N	S
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	37.96	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.79	N	S
212 Carnegie Center	Princeton NJ	1	151,547	54.6%	37.39	N	S
214 Carnegie Center	Princeton NJ	1	148,942	61.2%	36.30	N	S
506 Carnegie Center	Princeton NJ	1	140,312	27.7%	40.05	N	S
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	34.42	N	S
202 Carnegie Center	Princeton NJ	1	134,381	82.5%	38.19	N	S
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	37.10	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.75	N	S
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.35	N	S
502 Carnegie Center	Princeton NJ	1	121,460	71.8%	35.88	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.76	N	S
104 Carnegie Center	Princeton NJ	1	102,830	39.2%	36.41	N	S
(5) 103 Carnegie Center	Princeton NJ	1	96,332	83.4%	28.94	N	S
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	32.99	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.72	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.40	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	34.36	N	S

		19	2,680,641	73.2%	$35.11

	Total New York:	27	11,630,309	86.1%	$90.04

San Francisco and Los Angeles
Office
Embarcadero Center Four	CBD San Francisco CA	1	938,344	88.7%	$69.62	N	CBD
Embarcadero Center One	CBD San Francisco CA	1	831,936	92.8%	63.20	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	788,929	95.2%	67.59	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	781,160	89.7%	61.24	N	CBD
680 Folsom Street	CBD San Francisco CA	2	524,793	98.9%	60.65	N	CBD
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	74.67	N	CBD
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	72.62	N	CBD

		8	4,198,477	93.1%	$65.66

601 and 651 Gateway	South San Francisco CA	2	504,776	100.0%	$41.32	N	S
611 Gateway	South San Francisco CA	1	260,337	36.9%	39.39	N	S
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	44.72	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	66.38	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	65.7%	38.29	N	S
(6) 3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	22.22	N	S
(6) North First Business Park	San Jose CA	5	190,636	64.3%	23.64	N	S

		26	1,885,560	87.1%	$40.59

(4) Colorado Center (50.0% ownership)	West Los Angeles CA	6	1,117,551	82.7%	$57.50	Y	CBD

	Total San Francisco and Los Angeles:	40	7,201,588	89.9%	$58.13

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Approximately 13% of this complex was removed from the in-service portfolio upon commencement of construction of the planned redevelopment that occurred during the third quarter of 2016. As a result, the portion related to the planned redevelopment is not included in the Company’s Same Property analysis.
(4)	This is an unconsolidated joint venture property.
(5)	Not included in Same Property analysis.
(6)	Property held for redevelopment.

THIRD QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of September 30, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Rental Obligations Per Leased SF (2)		Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	100.0%		$60.76		N	CBD
500 E Street, S.W.	Southwest Washington DC	1	262,202	100.0%		45.56		N	CBD
(3)(4) Metropolitan Square (20% ownership)	East End Washington DC	1	606,927	74.8%		62.27		Y	CBD
(3) 901 New York Avenue (25% ownership)	East End Washington DC	1	539,435	90.9%		66.49		Y	CBD
601 Massachusetts Avenue	East End Washington DC	1	478,818	95.8%		72.36		N	CBD
(3) Market Square North (50% ownership)	East End Washington DC	1	415,795	74.7%		66.92		Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		91.54		N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		48.27		N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	253,145	98.0%		61.30		N	CBD
Sumner Square	CBD Washington DC	1	208,892	98.5%		51.42		N	CBD
(3) 500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,860	100.0%		69.11		Y	CBD

		11	4,401,305	92.4%		$64.81

South of Market	Reston VA	3	623,666	98.7%		$56.82		N	S
Fountain Square	Reston VA	2	518,345	88.8%		49.87		N	S
One Freedom Square	Reston VA	1	432,585	99.7%		48.71		N	S
Two Freedom Square	Reston VA	1	421,757	100.0%		47.74		N	S
One and Two Discovery Square	Reston VA	2	366,990	93.7%		46.30		N	S
One Reston Overlook	Reston VA	1	319,519	100.0%		39.99		N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%		40.76		N	S
Democracy Tower	Reston VA	1	259,441	100.0%		62.08		N	S
(5) Fountain Square Retail	Reston VA	1	237,209	97.4%		50.45		N	S
Two Reston Overlook	Reston VA	1	134,615	100.0%		39.39		N	S

		15	3,575,173	97.3%		$49.28

Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%		$51.85		N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,421	52.5%		33.19		N	S
New Dominion Technology Park—Building Two	Herndon VA	1	257,400	100.0%		42.87		N	S
New Dominion Technology Park—Building One	Herndon VA	1	235,201	100.0%		35.42		Y	S
Kingstowne Two	Springfield VA	1	156,251	75.6%		40.08		N	S
Kingstowne One	Springfield VA	1	151,483	75.6%		41.42		N	S
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.88		N	S
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		23.10		N	S
8000 Grainger Court	Springfield VA	1	88,775	100.0%		20.93		N	S
(5) Kingstowne Retail	Springfield VA	1	88,288	100.0%		36.53		N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.41		N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		29.01		N	S
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		15.44		N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.05		N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.70		N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.69		N	S
7300 Boston Boulevard	Springfield VA	1	32,000	0.0%		—		N	S
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		26.41		N	S
(3) Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79		Y	S
(3) Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—		Y	S
(3) Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	75.2%		30.57		Y	S
(3) Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	29.6%		95.89		Y	S

		22	2,595,911	82.2%		$35.00

	Total Washington Office:	48	10,572,389	91.5%		$52.66

Residential
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374					N	S

	Total Washington Residential:	1	355,374

	Total Washington, DC:	49	10,927,763

	Total In-Service Properties:	167	44,085,503	90.2	%(6)	$63.57	(6)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is an unconsolidated joint venture property.
(4)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square, completed the sale of an 80% interest in the joint venture. Prior to the sale, the Company owned a 51% interest in the joint venture. Following the sale, the Company continues to own a 20% interest in the joint venture. As a result, 31% of operating activities prior to the sale is not included in the Company’s Same Property analysis.
(5)	This is a retail property.
(6)	Excludes Hotel and Residential properties. For disclosures relating to the Company’s Hotel and Residential properties, see page 24.

THIRD QUARTER 2017

OCCUPANCY BY LOCATION

Total In-Service Properties (1)
	CBD		Suburban		Total
Location	30-Sep-17	30-Sep-16	30-Sep-17	30-Sep-16	30-Sep-17	30-Sep-16
Boston	94.1%	92.3%	89.9%	85.9%	92.6%	90.0%
New York	90.0%	94.2%	73.2%	76.1%	86.1%	90.1%
San Francisco and Los Angeles	90.9%	86.4%	87.1%	89.8%	89.9%	87.3%
Washington, DC	92.4%	92.5%	90.9%	88.3%	91.5%	90.1%

Total Portfolio	91.9%	91.8%	87.1%	85.7%	90.2%	89.6%

Same Property Portfolio (1) (2)
	CBD		Suburban		Total
Location	30-Sep-17	30-Sep-16	30-Sep-17	30-Sep-16	30-Sep-17	30-Sep-16
Boston	95.1%	92.2%	91.0%	89.0%	93.7%	91.1%
New York	90.0%	94.2%	72.8%	76.1%	86.2%	90.1%
San Francisco and Los Angeles	90.9%	86.4%	87.1%	89.8%	89.9%	87.3%
Washington, DC	92.4%	92.5%	90.9%	88.3%	91.5%	90.1%

Total Portfolio	92.2%	91.8%	87.5%	86.7%	90.5%	89.9%

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to the Company’s definition of Same Properties, see page 48.

THIRD QUARTER 2017

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)
Tenant	% of BXP’s Share of Annualized Rental Obligations
1. Arnold & Porter Kaye Scholer	3.22%
2. US Government	2.72%
3. Biogen	1.93%
4. Shearman & Sterling	1.72%
5. Kirkland & Ellis	1.65%
6. Ropes & Gray	1.57%
7. Citibank	1.50%
8. O’Melveny & Myers	1.29%
9. Wellington Management	1.22%
10. Bank of America	1.18%
11. Google	1.09%
12. Weil Gotshal & Manges	1.06%
13. Aramis (Estee Lauder)	1.01%
14. Mass Financial Services	0.97%
15. Microsoft	0.86%
16. Hunton & Williams	0.85%
17. Morrison & Foerster	0.85%
18. WeWork	0.83%
19. Starr Indemnity & Liability Co.	0.81%
20. Smithsonian Institution	0.79%

BXP’s Share of Annualized Rental Obligations	27.12%

BXP’s Share of Square Feet	22.95%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Square Feet
salesforce.com	Salesforce Tower	881,000
Marriott International	7750 Wisconsin Avenue	722,000	(3)
US Government	6595 Springfield Center Drive	625,000
Akamai Technologies	145 Broadway	477,000

TENANT DIVERSIFICATION (1)

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations and Rental Obligations, see pages 47-48.
(2)	Represents leases signed with occupancy commencing in the future.
(3)	Subject to adjustment based on finalized building design which is currently estimated to be approximately 740,000 rentable square feet, see page 45.

THIRD QUARTER 2017

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	710,895	$40,732,621	$57.30	$40,743,840	$57.31	1.82	%(4)
2018	1,584,644	96,432,151	60.85	96,963,195	61.19	4.07%
2019	3,363,211	180,558,061	53.69	183,760,693	54.64	8.63%
2020	4,113,907	253,176,884	61.54	257,686,642	62.64	10.56%
2021	3,738,907	199,526,837	53.37	211,823,333	56.65	9.60%
2022	4,123,884	247,722,468	60.07	260,350,140	63.13	10.58%
2023	1,621,099	93,433,718	57.64	106,565,060	65.74	4.16%
2024	2,851,146	167,676,440	58.81	182,523,535	64.02	7.32%
2025	2,469,586	143,750,401	58.21	162,167,343	65.67	6.34%
2026	2,616,145	199,080,095	76.10	218,102,873	83.37	6.71%
Thereafter	9,500,853	645,513,745	67.94	838,102,066	88.21	24.39%

IN-SERVICE RETAIL PROPERTIES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	18,790	$1,727,161	$91.92	$1,727,161	$91.92	0.92	%(4)
2018	74,141	15,615,297	210.62	15,898,764	214.44	3.64%
2019	111,900	7,775,884	69.49	7,845,241	70.11	5.49%
2020	198,811	12,773,149	64.25	13,072,981	65.76	9.75%
2021	159,421	21,848,151	137.05	23,449,955	147.09	7.82%
2022	260,106	22,614,044	86.94	24,038,335	92.42	12.75%
2023	202,690	16,373,373	80.78	17,720,755	87.43	9.94%
2024	115,562	10,832,531	93.74	12,320,161	106.61	5.67%
2025	132,139	8,883,277	67.23	9,789,701	74.09	6.48%
2026	111,807	13,760,744	123.08	16,093,093	143.94	5.48%
Thereafter	654,075	54,282,560	82.99	86,831,233	132.75	32.07%

TOTAL IN-SERVICE PROPERTIES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups—p.s.f.	Percentage of Total Square Feet
2017	729,685	$42,459,781	$58.19	$42,471,001	$58.20	1.78	%(4)
2018	1,658,785	112,047,449	67.55	112,861,959	68.04	4.05%
2019	3,475,111	188,333,945	54.20	191,605,934	55.14	8.48%
2020	4,312,718	265,950,033	61.67	270,759,623	62.78	10.52%
2021	3,898,328	221,374,989	56.79	235,273,288	60.35	9.51%
2022	4,383,990	270,336,513	61.66	284,388,475	64.87	10.69%
2023	1,823,789	109,807,091	60.21	124,285,815	68.15	4.45%
2024	2,966,708	178,508,971	60.17	194,843,696	65.68	7.24%
2025	2,601,725	152,633,678	58.67	171,957,044	66.09	6.35%
2026	2,727,952	212,840,839	78.02	234,195,967	85.85	6.65%
Thereafter	10,154,928	699,796,305	68.91	924,933,299	91.08	24.77%

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations—Boston Region (1) (2) (3)

OFFICE
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	180,220	$9,646,603	$53.53	$9,646,603	$53.53	(4)
2018	358,123	15,051,713	42.03	15,198,777	42.44
2019	902,001	43,823,550	48.58	44,014,179	48.80
2020	481,386	23,894,307	49.64	24,590,904	51.08
2021	1,082,427	44,227,734	40.86	45,314,446	41.86
2022	1,503,133	78,389,416	52.15	79,582,113	52.94
2023	590,415	31,041,763	52.58	36,019,178	61.01
2024	740,300	35,958,779	48.57	38,854,189	52.48
2025	1,077,292	62,011,202	57.56	68,919,842	63.98
2026	1,063,282	71,751,228	67.48	78,900,356	74.20
Thereafter	3,902,867	202,275,709	51.83	243,004,392	62.26

RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	8,122	$1,067,464	$131.43	$1,067,464	$131.43
2018	19,623	2,692,920	137.23	2,697,540	137.47
2019	11,787	1,988,674	168.72	1,992,032	169.00
2020	93,193	6,156,193	66.06	6,303,431	67.64
2021	37,303	2,999,366	80.41	3,137,127	84.10
2022	110,729	7,189,645	64.93	7,309,280	66.01
2023	80,257	7,777,405	96.91	8,226,184	102.50
2024	72,205	4,404,860	61.00	4,834,235	66.95
2025	30,224	3,802,390	125.81	4,166,524	137.85
2026	18,912	5,059,807	267.54	5,894,796	311.70
Thereafter	359,486	22,537,103	62.69	24,296,946	67.59

TOTAL PROPERTY TYPES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	188,342	$10,714,068	$56.89	$10,714,068	$56.89	(4)
2018	377,746	17,744,634	46.98	17,896,317	47.38
2019	913,788	45,812,224	50.13	46,006,212	50.35
2020	574,579	30,050,500	52.30	30,894,335	53.77
2021	1,119,730	47,227,099	42.18	48,451,572	43.27
2022	1,613,862	85,579,061	53.03	86,891,393	53.84
2023	670,672	38,819,168	57.88	44,245,362	65.97
2024	812,505	40,363,639	49.68	43,688,425	53.77
2025	1,107,516	65,813,592	59.42	73,086,366	65.99
2026	1,082,194	76,811,035	70.98	84,795,152	78.35
Thereafter	4,262,353	224,812,813	52.74	267,301,339	62.71

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	603	29,780	49.39	29,780	49.39	(4)
Q4 2017	179,617	9,616,824	53.54	9,616,824	53.54

Total 2017	180,220	$9,646,603	$53.53	$9,646,603	$53.53

Q1 2018	65,160	$2,851,347	$43.76	$2,851,347	$43.76
Q2 2018	94,415	4,105,925	43.49	4,107,461	43.50
Q3 2018	27,899	1,098,306	39.37	1,106,286	39.65
Q4 2018	170,649	6,996,136	41.00	7,133,682	41.80

Total 2018	358,123	$15,051,713	$42.03	$15,198,777	$42.44

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	8,122	1,067,464	131.43	1,067,464	131.43

Total 2017	8,122	$1,067,464	$131.43	$1,067,464	$131.43

Q1 2018	1,972	$470,504	$238.59	$470,504	$238.59
Q2 2018	88	9,680	110.00	9,680	110.00
Q3 2018	2	104,000	51,999.96	104,000	51,999.96
Q4 2018	17,561	2,108,737	120.08	2,113,357	120.34

Total 2018	19,623	$2,692,920	$137.23	$2,697,540	$137.47

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	603	29,780	49.39	29,780	49.39	(4)
Q4 2017	187,739	10,684,288	56.91	10,684,288	56.91

Total 2017	188,342	$10,714,068	$56.89	$10,714,068	$56.89

Q1 2018	67,132	$3,321,851	$49.48	$3,321,851	$49.48
Q2 2018	94,503	4,115,605	43.55	4,117,141	43.57
Q3 2018	27,901	1,202,306	43.09	1,210,286	43.38
Q4 2018	188,210	9,104,872	48.38	9,247,039	49.13

Total 2018	377,746	$17,744,634	$46.98	$17,896,317	$47.38

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations—New York Region (1) (2) (3)

OFFICE
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	283,098	$20,202,916	$71.36	$20,211,888	$71.40	(4)
2018	415,333	39,419,298	94.91	39,445,699	94.97
2019	533,679	40,935,218	76.70	41,411,777	77.60
2020	1,606,613	123,562,755	76.91	124,297,917	77.37
2021	402,266	35,313,500	87.79	35,721,168	88.80
2022	921,993	84,111,837	91.23	85,518,673	92.75
2023	133,929	9,988,391	74.58	10,851,604	81.03
2024	1,063,681	74,491,691	70.03	81,176,149	76.32
2025	554,375	40,163,067	72.45	44,241,693	79.80
2026	865,233	74,485,404	86.09	77,340,772	89.39
Thereafter	2,947,494	274,380,540	93.09	373,190,854	126.61

RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	761	$51,386	$67.52	$51,386	$67.52
2018	10,291	9,818,947	954.13	10,085,692	980.05
2019	—	—	—	—	—
2020	14,562	789,723	54.23	789,723	54.23
2021	26,225	12,704,596	484.45	13,713,757	522.93
2022	70,721	11,163,958	157.86	12,203,408	172.56
2023	1,847	1,893,637	1,025.25	2,256,696	1,221.82
2024	11,919	4,389,430	368.27	5,225,743	438.44
2025	1,872	656,702	350.80	732,638	391.37
2026	34,807	4,665,743	134.05	5,719,108	164.31
Thereafter	108,722	23,969,840	220.47	52,913,684	486.69

TOTAL PROPERTY TYPES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	283,859	$20,254,302	$71.35	$20,263,273	$71.38	(4)
2018	425,624	49,238,245	115.68	49,531,391	116.37
2019	533,679	40,935,218	76.70	41,411,777	77.60
2020	1,621,175	124,352,478	76.71	125,087,640	77.16
2021	428,491	48,018,096	112.06	49,434,925	115.37
2022	992,714	95,275,795	95.98	97,722,081	98.44
2023	135,776	11,882,028	87.51	13,108,300	96.54
2024	1,075,600	78,881,122	73.34	86,401,892	80.33
2025	556,247	40,819,769	73.38	44,974,331	80.85
2026	900,040	79,151,147	87.94	83,059,880	92.28
Thereafter	3,056,216	298,350,380	97.62	426,104,538	139.42

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	134,472	7,786,666	57.91	7,786,666	57.91	(4)
Q4 2017	148,626	12,416,250	83.54	12,425,222	83.60

Total 2017	283,098	$20,202,916	$71.36	$20,211,888	$71.40

Q1 2018	98,365	$10,888,048	$110.69	$10,888,048	$110.69
Q2 2018	98,399	10,122,897	102.88	10,122,897	102.88
Q3 2018	109,237	10,406,435	95.26	10,406,435	95.26
Q4 2018	109,332	8,001,919	73.19	8,028,320	73.43

Total 2018	415,333	$39,419,298	$94.91	$39,445,699	$94.97

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	761	51,386	67.52	51,386	67.52

Total 2017	761	$51,386	$67.52	$51,386	$67.52

Q1 2018	1,600	$327,428	$204.64	$327,428	$204.64
Q2 2018	2,177	480,551	220.74	480,551	220.74
Q3 2018	—	—	—	—	—
Q4 2018	6,514	9,010,968	1,383.32	9,277,713	1,424.27

Total 2018	10,291	$9,818,947	$954.13	$10,085,692	$980.05

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	134,472	7,786,666	57.91	7,786,666	57.91	(4)
Q4 2017	149,387	12,467,636	83.46	12,476,607	83.52

Total 2017	283,859	$20,254,302	$71.35	$20,263,273	$71.38

Q1 2018	99,965	$11,215,476	$112.19	$11,215,476	$112.19
Q2 2018	100,576	10,603,448	105.43	10,603,448	105.43
Q3 2018	109,237	10,406,435	95.26	10,406,435	95.26
Q4 2018	115,846	17,012,887	146.86	17,306,033	149.39

Total 2018	425,624	$49,238,245	$115.68	$49,531,391	$116.37

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Lease Expirations—San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	95,005	$3,933,928	$41.41	$3,936,176	$41.43	(4)
2018	242,922	14,808,945	60.96	14,847,957	61.12
2019	873,103	43,104,526	49.37	44,567,098	51.04
2020	686,530	44,133,552	64.28	44,874,141	65.36
2021	1,022,864	52,038,426	50.88	57,460,532	56.18
2022	861,646	47,353,137	54.96	53,418,957	62.00
2023	406,783	28,193,288	69.31	32,133,322	78.99
2024	397,923	23,415,582	58.84	24,056,862	60.46
2025	334,363	19,497,419	58.31	23,208,336	69.41
2026	280,908	19,871,220	70.74	23,125,823	82.33
Thereafter	927,571	61,996,008	66.84	83,552,742	90.08

RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	6,747	$472,954	$70.10	$472,954	$70.10
2018	17,467	1,183,410	67.75	1,191,671	68.22
2019	13,325	714,353	53.61	725,413	54.44
2020	31,336	1,971,665	62.92	2,047,392	65.34
2021	22,163	1,453,692	65.59	1,519,725	68.57
2022	39,360	1,830,843	46.52	1,960,938	49.82
2023	36,402	2,060,448	56.60	2,177,325	59.81
2024	9,388	650,124	69.25	730,329	77.79
2025	22,933	1,478,050	64.45	1,671,387	72.88
2026	24,494	1,759,627	71.84	1,980,777	80.87
Thereafter	61,332	2,702,530	44.06	3,627,812	59.15

TOTAL PROPERTY TYPES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	101,752	$4,406,882	$43.31	$4,409,130	$43.33	(4)
2018	260,389	15,992,355	61.42	16,039,628	61.60
2019	886,428	43,818,879	49.43	45,292,512	51.10
2020	717,866	46,105,217	64.23	46,921,533	65.36
2021	1,045,027	53,492,118	51.19	58,980,257	56.44
2022	901,006	49,183,981	54.59	55,379,895	61.46
2023	443,185	30,253,737	68.26	34,310,647	77.42
2024	407,311	24,065,706	59.08	24,787,191	60.86
2025	357,296	20,975,468	58.71	24,879,723	69.63
2026	305,402	21,630,847	70.83	25,106,599	82.21
Thereafter	988,903	64,698,538	65.42	87,180,554	88.16

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Quarterly Lease Expirations—San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	55,512	2,266,472	40.83	2,266,472	40.83	(4)
Q4 2017	39,493	1,667,456	42.22	1,669,704	42.28

Total 2017	95,005	$3,933,928	$41.41	$3,936,176	$41.43

Q1 2018	128,322	$8,735,883	$68.08	$8,740,506	$68.11
Q2 2018	56,023	3,355,276	59.89	3,362,547	60.02
Q3 2018	32,200	1,512,859	46.98	1,519,344	47.18
Q4 2018	26,377	1,204,926	45.68	1,225,560	46.46

Total 2018	242,922	$14,808,945	$60.96	$14,847,957	$61.12

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	6,747	472,954	70.10	472,954	70.10

Total 2017	6,747	$472,954	$70.10	$472,954	$70.10

Q1 2018	7,250	$490,431	$67.65	$490,431	$67.65
Q2 2018	1,847	117,541	63.64	117,541	63.64
Q3 2018	2,771	136,427	49.23	137,352	49.57
Q4 2018	5,599	439,011	78.41	446,348	79.72

Total 2018	17,467	$1,183,410	$67.75	$1,191,671	$68.22

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	55,512	2,266,472	40.83	2,266,472	40.83	(4)
Q4 2017	46,240	2,140,410	46.29	2,142,658	46.34

Total 2017	101,752	$4,406,882	$43.31	$4,409,130	$43.33

Q1 2018	135,572	$9,226,314	$68.05	$9,230,936	$68.09
Q2 2018	57,870	3,472,817	60.01	3,480,088	60.14
Q3 2018	34,971	1,649,287	47.16	1,656,696	47.37
Q4 2018	31,976	1,643,937	51.41	1,671,907	52.29

Total 2018	260,389	$15,992,355	$61.42	$16,039,628	$61.60

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations—Washington, DC Region (1) (2) (3)

OFFICE
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	152,572	$6,949,173	$45.55	$6,949,173	$45.55	(4)
2018	568,266	27,152,195	47.78	27,470,763	48.34
2019	1,054,428	52,694,768	49.97	53,767,638	50.99
2020	1,339,378	61,586,270	45.98	63,923,679	47.73
2021	1,231,350	67,947,177	55.18	73,327,188	59.55
2022	837,112	37,868,078	45.24	41,830,396	49.97
2023	489,972	24,210,275	49.41	27,560,956	56.25
2024	649,242	33,810,387	52.08	38,436,335	59.20
2025	503,556	22,078,714	43.85	25,797,472	51.23
2026	406,722	32,972,241	81.07	38,735,922	95.24
Thereafter	1,722,921	106,861,488	62.02	138,354,078	80.30

RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	3,160	$135,357	$42.83	$135,357	$42.83
2018	26,760	1,920,020	71.75	1,923,860	71.89
2019	86,788	5,072,857	58.45	5,127,796	59.08
2020	59,720	3,855,569	64.56	3,932,436	65.85
2021	73,730	4,690,498	63.62	5,079,346	68.89
2022	39,296	2,429,598	61.83	2,564,710	65.27
2023	84,184	4,641,883	55.14	5,060,549	60.11
2024	22,050	1,388,117	62.95	1,529,854	69.38
2025	77,110	2,946,135	38.21	3,219,152	41.75
2026	33,594	2,275,568	67.74	2,498,412	74.37
Thereafter	124,535	5,073,087	40.74	5,992,791	48.12

TOTAL PROPERTY TYPES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	155,732	$7,084,530	$45.49	$7,084,530	$45.49	(4)
2018	595,026	29,072,215	48.86	29,394,623	49.40
2019	1,141,216	57,767,625	50.62	58,895,433	51.61
2020	1,399,098	65,441,838	46.77	67,856,115	48.50
2021	1,305,080	72,637,675	55.66	78,406,534	60.08
2022	876,408	40,297,676	45.98	44,395,106	50.66
2023	574,156	28,852,158	50.25	32,621,505	56.82
2024	671,292	35,198,504	52.43	39,966,189	59.54
2025	580,666	25,024,850	43.10	29,016,625	49.97
2026	440,316	35,247,809	80.05	41,234,334	93.65
Thereafter	1,847,456	111,934,574	60.59	144,346,868	78.13

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations—Washington, DC Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	17,068	990,115	58.01	990,115	58.01	(4)
Q4 2017	135,504	5,959,058	43.98	5,959,058	43.98

Total 2017	152,572	$6,949,173	$45.55	$6,949,173	$45.55

Q1 2018	148,534	$5,178,152	$34.86	$5,178,152	$34.86
Q2 2018	182,433	10,231,072	56.08	10,355,438	56.76
Q3 2018	130,896	6,622,228	50.59	6,704,027	51.22
Q4 2018	106,403	5,120,743	48.13	5,233,146	49.18

Total 2018	568,266	$27,152,195	$47.78	$27,470,763	$48.34

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	3,160	135,357	42.83	135,357	42.83

Total 2017	3,160	$135,357	$42.83	$135,357	$42.83

Q1 2018	7,698	$523,569	$68.01	$523,569	$68.01
Q2 2018	6,774	481,260	71.05	482,655	71.25
Q3 2018	1,082	85,997	79.48	85,997	79.48
Q4 2018	11,206	829,193	74.00	831,638	74.21

Total 2018	26,760	$1,920,020	$71.75	$1,923,860	$71.89

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	17,068	990,115	58.01	990,115	58.01	(4)
Q4 2017	138,664	6,094,415	43.95	6,094,415	43.95

Total 2017	155,732	$7,084,530	$45.49	$7,084,530	$45.49

Q1 2018	156,232	$5,701,721	$36.50	$5,701,721	$36.50
Q2 2018	189,207	10,712,332	56.62	10,838,093	57.28
Q3 2018	131,978	6,708,225	50.83	6,790,025	51.45
Q4 2018	117,609	5,949,936	50.59	6,064,784	51.57

Total 2018	595,026	$29,072,215	$48.86	$29,394,623	$49.40

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

THIRD QUARTER 2017

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco and Los Angeles
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	165,772	$9,933,653	$59.92	$9,933,653	$59.92	(4)	26,199	$1,674,945	$63.93	$1,674,945	$63.93	(4)
2018	122,401	8,651,615	70.68	8,664,564	70.79		190,573	13,297,355	69.78	13,324,722	69.92
2019	403,128	25,191,193	62.49	25,272,263	62.69		376,922	22,633,057	60.05	23,245,464	61.67
2020	288,994	18,434,555	63.79	18,872,044	65.30		616,447	41,516,073	67.35	42,070,473	68.25
2021	428,476	25,341,914	59.14	25,558,416	59.65		699,346	43,859,908	62.72	48,704,450	69.64
2022	1,017,444	62,491,227	61.42	63,796,286	62.70		458,024	29,050,867	63.43	32,128,449	70.15
2023	443,068	29,676,629	66.98	34,024,203	76.79		381,444	25,960,638	68.06	29,494,580	77.32
2024	345,424	20,967,085	60.70	22,804,730	66.02		382,799	23,081,059	60.30	23,576,199	61.59
2025	638,672	42,425,128	66.43	47,936,065	75.06		351,654	20,774,800	59.08	24,626,361	70.03
2026	949,605	72,024,302	75.85	79,311,274	83.52		305,402	21,630,847	70.83	25,106,599	82.21
Thereafter	3,550,176	196,845,941	55.45	235,758,021	66.41		988,903	64,698,538	65.42	87,180,554	88.16

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	217,625	$17,761,379	$81.61	$17,761,379	$81.61	(4)	31,616	$1,857,313	$58.75	$1,857,313	$58.75	(4)
2018	334,641	46,012,880	137.50	46,279,625	138.30		87,426	5,116,001	58.52	5,175,126	59.19
2019	353,766	34,374,884	97.17	34,761,322	98.26		468,760	30,542,174	65.16	31,287,628	66.75
2020	1,299,085	113,084,021	87.05	113,479,770	87.35		470,019	26,954,947	57.35	28,077,379	59.74
2021	315,470	44,338,420	140.55	45,694,025	144.84		592,007	39,767,161	67.17	43,215,888	73.00
2022	910,467	92,453,930	101.55	94,687,578	104.00		129,424	7,462,308	57.66	8,127,801	62.80
2023	91,631	10,588,633	115.56	11,743,990	128.17		51,216	3,299,530	64.42	3,844,668	75.07
2024	684,054	65,284,911	95.44	72,011,005	105.27		193,400	12,830,587	66.34	14,705,364	76.04
2025	286,397	31,167,857	108.83	33,838,160	118.15		86,404	4,622,044	53.49	5,501,394	63.67
2026	717,436	73,261,289	102.12	76,387,600	106.47		354,808	30,926,427	87.16	36,049,549	101.60
Thereafter	2,801,911	290,193,752	103.57	416,065,727	148.49		1,516,422	98,252,545	64.79	126,857,019	83.66

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2017

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	22,570	$780,415	$34.58	$780,415	$34.58	(4)	75,553	$2,731,937	$36.16	$2,734,185	$36.19	(4)
2018	255,345	9,093,018	35.61	9,231,753	36.15		69,816	2,695,000	38.60	2,714,907	38.89
2019	510,660	20,621,031	40.38	20,733,949	40.60		509,506	21,185,822	41.58	22,047,048	43.27
2020	285,585	11,615,944	40.67	12,022,291	42.10		101,419	4,589,144	45.25	4,851,060	47.83
2021	691,254	21,885,186	31.66	22,893,157	33.12		345,681	9,632,211	27.86	10,275,807	29.73
2022	596,418	23,087,834	38.71	23,095,106	38.72		442,982	20,133,114	45.45	23,251,446	52.49
2023	227,604	9,142,539	40.17	10,221,159	44.91		61,741	4,293,098	69.53	4,816,068	78.00
2024	467,081	19,396,554	41.53	20,883,694	44.71		24,512	984,647	40.17	1,210,992	49.40
2025	468,844	23,388,463	49.89	25,150,301	53.64		5,642	200,669	35.57	253,362	44.91
2026	132,589	4,786,733	36.10	5,483,878	41.36		—	—	—	—	—
Thereafter	712,177	27,966,872	39.27	31,543,317	44.29		—	—	—	—	—

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	66,234	$2,492,923	$37.64	$2,501,894	$37.77	(4)	124,116	$5,227,217	$42.12	$5,227,217	$42.12	(4)
2018	90,983	3,225,365	35.45	3,251,766	35.74		507,600	23,956,214	47.20	24,219,496	47.71
2019	179,913	6,560,334	36.46	6,650,455	36.96		672,456	27,225,450	40.49	27,607,805	41.06
2020	322,090	11,268,457	34.99	11,607,870	36.04		929,079	38,486,891	41.42	39,778,736	42.82
2021	113,021	3,679,676	32.56	3,740,900	33.10		713,073	32,870,514	46.10	35,190,646	49.35
2022	82,247	2,821,865	34.31	3,034,502	36.89		746,984	32,835,368	43.96	36,267,305	48.55
2023	44,145	1,293,396	29.30	1,364,310	30.91		522,940	25,552,628	48.86	28,776,837	55.03
2024	391,546	13,596,211	34.72	14,390,887	36.75		477,892	22,367,917	46.81	25,260,825	52.86
2025	269,850	9,651,912	35.77	11,136,170	41.27		494,262	20,402,806	41.28	23,515,231	47.58
2026	182,604	5,889,858	32.25	6,672,281	36.54		85,508	4,321,382	50.54	5,184,786	60.64
Thereafter	254,305	8,156,628	32.07	10,038,811	39.48		331,034	13,682,029	41.33	17,489,849	52.83

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

THIRD QUARTER 2017

LEASING ACTIVITY

for the three months ended September 30, 2017

All In-Service Properties
Total
Vacant space available at July 1, 2017 (sf)	3,952,331
Properties placed in-service (sf) (1)	303,861
Leases expiring or terminated beginning July 1, 2017 through September 30, 2017 (sf)	1,523,017

Total space available for lease (sf)	5,779,209

1st generation leases (sf)	225,125
2nd generation leases with new tenants (sf)	624,427
2nd generation lease renewals (sf)	671,715

Total space leased (sf)	1,521,267

Vacant space available for lease at September 30, 2017 (sf)	4,257,942

Net (increase)/decrease in available space (sf)	(305,611)
Second generation leasing information: (2)
Leases commencing during the period (sf)	1,296,142
Weighted average lease term (months)	93
Weighted average free rent period (days)	102
Total transaction costs per square foot (3)	$43.66
Increase (decrease) in gross rents (4)	1.34%
Increase (decrease) in net rents (5)	1.54%

	All leases 1st Generation (sf)	All leases 2nd Generation (sf)	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (sf) (6)	Total square feet of leases executed in the quarter (7)
Boston	191,135	423,044	7.49%	11.68%	614,179	472,972
New York	15,050	277,979	(1.85%)	(3.65%)	293,029	468,832
San Francisco and Los Angeles	—	185,101	16.69%	24.30%	185,101	86,003
Washington, DC	18,940	410,018	(5.88%)	(9.99%)	428,958	1,538,164

Total / Weighted Average	225,125	1,296,142	1.34%	1.54%	1,521,267	2,565,971

(1)	Total square feet placed in-service in Q3 2017 consists of 273,536 square feet at 888 Boylston Street and 30,325 square feet at Prudential Center Retail.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,296,142 square feet of second generation leases that commenced in Q3 2017, leases for 1,032,703 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,005,495 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,005,495 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 263,439.

THIRD QUARTER 2017

ACQUISITIONS/DISPOSITIONS

as of September 30, 2017

ACQUISITIONS

For the period from January 1, 2017 through September 30, 2017

Property	Location	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
103 Carnegie Center	Princeton, NJ	May 15, 2017	96,332	$15,760,000	$2,000,000	$17,760,000	83%
7750 Wisconsin Avenue (50% ownership interest) (1)	Bethesda, MD	August 7, 2017	740,000	20,757,000	190,343,000	211,100,000	100%

Total Acquisitions			836,332	$36,517,000	$192,343,000	$228,860,000	98%

(1)	On August 7, 2017, the Company entered into a joint venture to develop an approximately 722,000 net rentable square foot (subject to adjustment based on finalized building design) build-to-suit Class A office building and below-grade parking garage at 7750 Wisconsin Avenue in Bethesda, Maryland. The joint venture entered into a lease agreement with an affiliate of Marriott International, Inc., under which Marriott will lease 100% of the office building and garage for a term of 20 years, and the building will serve as Marriott’s new worldwide headquarters. For its initial contribution, the joint venture partner contributed land with an initial fair value of $72.0 million and cash and improvements aggregating approximately $4.9 million. The Company contributed cash and improvements aggregating approximately $20.8 million for its initial contribution, of which $11.0 million was distributed to the joint venture partner.

DISPOSITIONS

For the period from January 1, 2017 through September 30, 2017

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
30 Shattuck Road (land parcel)	Andover, MA	April 19, 2017	N/A	$5,000,000	$4,977,000	$3,739,000
40 Shattuck Road	Andover, MA	June 13, 2017	121,542	12,000,000	11,939,000	28,000
Reston Eastgate (land parcel)	Reston, VA	August 30, 2017	N/A	14,000,000	13,179,000	2,833,000

Total Dispositions			121,542	$31,000,000	$30,095,000	$6,600,000

THIRD QUARTER 2017

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)

as of September 30, 2017

							BXP’s Share
Construction Properties	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet		Investment to Date (2)		Estimated Total Investment (2)		Total Financing		Amount Drawn at September 30, 2017		Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in service (4)
Office and Retail
Salesforce Tower (95% ownership)	Q1 2018	Q3 2019	San Francisco, CA	1	1,400,000		913,515,250		1,073,500,000		(25,389,074	)(5)	(15,213,972	)(5)	170,159,852	87%	—
The Hub on Causeway (50% ownership)	Q1 2019	Q4 2019	Boston, MA	1	385,000		46,272,234		141,870,000		102,300,000		—		—	42%	—
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	1	485,000		70,097,050		375,000,000		—		—		304,902,950	98%	—
Dock 72 (50% ownership)	Q3 2018	Q1 2020	Brooklyn, NY	1	670,000		70,334,770		204,900,000		125,000,000		—		9,565,230	33%	—
6595 Springfield Center Drive (TSA Headquarters)	Q3 2020	Q4 2020	Springfield, VA	1	634,000		34,400,582		313,700,000		—		—		279,299,418	98%	—
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	1	740,000	(6)	11,205,923		211,100,000		—		—		199,894,077	100%	—

Total Office Properties under Construction				6	4,314,000		$1,145,825,809		$2,320,070,000		$201,910,926		$(15,213,972)		$963,821,527	80%	0%

Residential																	—
Proto Kendall Square (280 units)	Q2 2018	Q2 2019	Cambridge, MA	1	149,600		$59,422,471		$140,170,000		$—		$—		$80,747,529	N/ A	—
Proto Kendall Square—Retail				—	14,400		—		—		—		—		—	15%	—
Signature at Reston (508 units)	Q1 2018	Q2 2020	Reston, VA	1	490,000		171,649,397	(7)	234,854,000	(7)	—		—		63,204,603	N/ A	—
Signature at Reston—Retail				—	24,600		—		—		—		—		—	81%	—
MacArthur Station Residences (402 units) (8)	Q2 2020	Q4 2021	Oakland, CA	1	324,000		3,132,530		263,600,000		—		—		260,467,470	N/ A	—

Total Residential Properties under Construction				3	1,002,600		$234,204,398		$638,624,000		$—		$—		$404,419,602	57%	—

Redevelopment Properties
191 Spring Street	Q4 2017	Q4 2018	Lexington, MA	1	160,000		$30,221,019		$53,920,000		$—		$—		$23,698,981	49%	—
One Five Nine East 53rd (55% ownership) (9)	Q4 2018	Q4 2019	New York, NY	—	220,000		52,170,839		106,000,000		—		—		53,829,161	—	—

Total Redevelopment Properties under Construction				1	380,000		$82,391,858		$159,920,000		$—		$—		$77,528,142	21%	—

Total Properties Under Construction and Redevelopment				10	5,696,600		$1,462,422,065		$3,118,614,000		$201,910,926		$(15,213,972)		$1,445,769,271	75%	0%

PROJECTS FULLY PLACED IN-SERVICE DURING 2017

						BXP’s Share
	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Financing	Amount Drawn at September 30, 2017	Estimated Future Equity Requirement (2)	Percentage Leased (3)
Prudential Center Retail Expansion	Q1 2016	Q3 2017	Boston, MA	—	15,000	$9,795,523	$10,760,000	$—	$—	$964,477	100%
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	417,000	245,085,999	271,500,000	—	—	26,414,001	93%
Reservoir Place North	Q1 2019	Q1 2019	Waltham, MA	1	73,000	16,421,324	24,510,000	—	—	8,088,676	—

Total Projects placed In-Service				2	505,000	$271,302,846	$306,770,000	$—	$—	$35,467,154	80%

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

			Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Rental Obligations Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Estimated Future SF (11)
North First Business Park			San Jose CA	5	190,636	64.3%	$23.64	N	S	1,359,364
3625-3635 Peterson Way			Santa Clara CA	1	218,366	100.0%	22.22	N	S	413,690

Total Properties held for Redevelopment				6	409,002	83.4%	$22.73			1,773,054

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and capitalized interest has commenced.
(2)	Includes income (loss) and interest carry on debt and equity investment.
(3)	Represents percentage leased as of October 26, 2017, including leases with future commencement dates and excluding residential units.
(4)	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of its partner’s equity requirement, structured as preferred equity. The Company will fund approximately $25.4 million at a rate of LIBOR plus 3.0% per annum and receive priority distributions from all distributions to its partner until the principal and interest are repaid. As of September 30, 2017, the Company has funded $15,213,972.
(6)	Represents estimate of rentable square feet based on current building design.
(7)	Includes approximately $17 million for overbuilding parking structure to support future development requirements and excludes $10 million of the purchase price for the site that is allocated to rights for future development in Reston Town Center.
(8)	Project is subject to a 99 year ground lease (including extension options) with an option to purchase in the future.
(9)	The low-rise portion of 601 Lexington Avenue.
(10)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(11)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels and Land Purchase Options on page 46.

THIRD QUARTER 2017

VALUE CREATION PIPELINE

as of September 30, 2017

Owned Land Parcels

Location	Approximate Developable Square Feet
San Jose, CA (1)	2,199,000
Reston, VA (2)	810,000
Waltham, MA	805,000
Rockville, MD	759,000
Washington, DC (50% ownership)	520,000
Springfield, VA (3)	422,000
Santa Clara, CA (1)	414,000
Marlborough, MA	400,000
Boston, MA (50% Ownership)	320,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000

7,499,000

Land Purchase Options

Location	Approximate Developable Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Boston, MA (50% ownership)	525,000
Washington, DC	482,000
San Francisco, CA	TBD

5,180,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 45.
(2)	On August 30, 2017 the Company closed on the sale of the real property in Reston, VA. The approximate remaining entitled developable square footage is 810,000 square feet, and we are in process of entitling additional FAR that will result in approximately three million square feet.
(3)	On August 24, 2017, the Company executed a lease with TSA to develop their 637,000 square foot headquarters.

THIRD QUARTER 2017

DEFINITIONS

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from its consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of BXP’s Share of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP.

Annualized Rental Obligations

Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).

Average Economic Occupancy

Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Physical Occupancy

Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.

Debt to Market Capitalization Ratio

Consolidated Debt to Consolidated Market Capitalization Ratio is defined as consolidated debt as a percentage of the sum of (1) market value of the Company’s outstanding equity securities plus (2) the Company’s consolidated debt, and it is a measure of leverage commonly used by analysts in the REIT sector. Consolidated Market Capitalization is the sum of (A) the Company’s consolidated debt plus (B) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units and (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2015, 2016 and 2017 MYLTIP Units are not included. The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s consolidated debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Funds Available for Distribution (FAD) and FAD Payout Ratio

In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

THIRD QUARTER 2017

DEFINITIONS (continued)

Funds from Operations (FFO)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

In-Service Properties

The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Net Operating Income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization, impairment loss, losses from early extinguishment of debt, losses from interest rate contracts and interest expense, less (2) gains on sales of real estate, development and management services income, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. In some cases the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-lining of rent, fair value lease revenue, ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.

The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.

Rental Obligations

Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.

Same Properties

In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 27-29 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”